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                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8061
                                   ----------

                               Diamond Hill Funds
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               (Exact name of registrant as specified in charter)

375 North Front Street, Suite 300, Columbus, Ohio                       43215
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(Address of principal executive offices)                              (Zip code)

James F. Laird, Jr., 375 North Front Street, Suite 300, Columbus, Ohio 43215
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(Name and address of agent for service)

Registrant's telephone number, including area code: (614) 255-3333

Date of fiscal year end: 12/31
                        -------

Date of reporting period: 12/31/03 __________

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

Diamond Hill Funds Annual Report

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                                                              [LOGO]
                                                              Diamond Hill Funds

Annual Report | December 31, 2003

                                                Diamond Hill Focus Fund
                                              Diamond Hill Small Cap Fund
                                              Diamond Hill Large Cap Fund
                                           Diamond Hill Bank & Financial Fund
                                       Diamond Hill Short Term Fixed Income Fund
                                           Diamond Hill Strategic Income Fund

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Not FDIC   . MAY LOSE VALUE
Insured    . NO BANK GUARANTEE
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Table of Contents

Letter to Shareholders                                                         1

Mission Statement, Pledge & Fundamental Principles                             5

Stock Market Outlook - Forecasting the Next Decade                             6

Management Discussion of Fund Performance

   Diamond Hill Focus Fund                                                    10

   Diamond Hill Small Cap Fund                                                12

   Diamond Hill Large Cap Fund                                                14

   Diamond Hill Bank & Financial Fund                                         16

   Diamond Hill Short Term Fixed Income Fund                                  18

   Diamond Hill Strategic Income Fund                                         20

Financial Statements

   Schedules of Investments                                                   22

   Statements of Assets and Liabilities                                       31

   Statements of Operations                                                   32

   Statements of Changes in Net Assets                                        33

   Financial Highlights                                                       36

   Notes to Financial Statements                                              41

Report of Independent Auditors                                                47

Change in Independent Auditor                                                 48

Management of the Trust                                                       49

                              CAUTIONARY STATEMENT

At Diamond Hill, we pledge that,"we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust." Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill's website (www.diamond-hill.com).

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Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to provide a year-end update for the Diamond Hill Funds. We appreciate the confidence that you have placed in us, and assure you that we are constantly guided by our fiduciary duties to you.

The following table summarizes the performance of the Diamond Hill Funds Class A shares relative to their benchmarks for 2003 and longer periods.

====================================================================================================================
                                                                             Total Return
                                                      --------------------------------------------------------------
                                                        Three       Six        One         Three            Five
                                                       Months     Months      Year         Years           Years
                                           12/31/03     Ended      Ended      Ended        Ended           Ended
                Fund Name                    NAV      12/31/03   12/31/03   12/31/03   12/31/2003/A/   12/31/2003/A/
====================================================================================================================
Focus Fund (DIAMX)                          $11.75     10.43%     11.16%     22.91%        5.33%              NA
Russell 3000 Index                                     12.43%     16.29%     31.06%       -3.08%

Small Cap Fund (DHSCX)                      $16.82     15.27%     28.21%     50.18%       20.02%              NA
Russell 2000 Index                                     14.52%     24.93%     47.25%        6.27%

Large Cap Fund (DHLAX)                      $10.34     15.36%     18.12%     31.92%          NA               NA
Russell 1000 Index                                     12.26%     15.63%     29.89%

Bank & Financial Fund (BANCX)               $17.92     16.12%     23.15%     41.85%       25.04%           16.33%
S&P Supercomposite Financials/B/                       12.06%     17.09%     31.47%        0.89%            5.12%
NASDAQ Bank Index                                      12.49%     19.31%     33.04%       17.00%           12.17%

Short Term Fixed Income Fund (DHFAX)        $10.01      0.59%      0.89%      2.04%          NA               NA
Merrill Lynch 1-3Yr Corp Govt Bond Index                0.26%      0.75%      2.74%

Strategic Income Fund (DSIAX)               $11.58      4.78%      6.71%     20.67%          NA               NA
Merrill Lynch Domestic Master Index                     0.28%      0.17%      4.12%                         4.58%
====================================================================================================================

===================================================================
                                               Since      Inception
                Fund Name                  Inception/A/      Date
===================================================================
Focus Fund (DIAMX)                             5.20%        6/30/00
Russell 3000 Index                            -5.03%

Small Cap Fund (DHSCX)                        19.98%       12/29/00
Russell 2000 Index                             6.25%

Large Cap Fund (DHLAX)                         2.08%        6/29/01
Russell 1000 Index                            -1.67%

Bank & Financial Fund (BANCX)                 14.63%         8/1/97
S&P Supercomposite Financials/B/               6.72%
NASDAQ Bank Index                             10.86%

Short Term Fixed Income Fund (DHFAX)           3.10%        6/28/02
Merrill Lynch 1-3Yr Corp Govt Bond Index       4.20%

Strategic Income Fund (DSIAX)                 20.33%        9/30/02
Merrill Lynch Domestic Master Index
===================================================================

Source: Diamond Hill Funds, Bloomberg LP and Frank Russell Company.

Returns are shown without sales charges but include all other expenses. Standardized performance for each Fund is shown in each Fund's Management Discussion of Fund Performance on page X through X.

/A/ Annualized if longer than one year. The Strategic Income Fund has been in existance less than a year, thus its return since inception are not annualized.

/B/ Returns for the S&P Supercomposite Financials are price change only before November 29,2001 and total return thereafter.

We are pleased with the past year on several fronts. After three years of negative U.S. equity market returns, it is understandable that investors were relieved by the positive returns in 2003. Of course, the desirability of this depends in part on whether you are currently a saver or a spender. For those who will be net savers over the coming years, continued declines in equity prices, allowing for additional purchases at more attractive prices, may have been welcomed. For spenders (sellers of equities), the good news of 2003 is self-explanatory. In the best of all worlds, both the price and intrinsic value of the companies we own will go up, while the price (but not necessarily the intrinsic value) of everything else goes down. This allows the opportunity to maintain an attractive portfolio (price significantly less than estimate of true value) through active management. This best-of-all-worlds scenario will never happen, and 2003 was no exception as stock prices increased nearly across the board. Still, we are proud of the results in 2003 and will apply our same investment philosophy and process in the future in an effort to achieve satisfactory returns.

In the bond market, lower interest rates over the better part of the past four years and narrowing credit spreads in the past five quarters have produced substantial bond price appreciation. Yet, current low yields and narrower spreads present difficult reinvestment options as interest is received and bond issues mature. A long-term bond investor might welcome higher rates, willing to suffer short-term pain in exchange for long-term gain. Of course, if rates increase in lock-step with higher inflation, even the long term bond investor will be no better off as far as real return, and likely worse off depending on the individual tax circumstances. In this environment, we are inclined to give up some current yield to await opportunities to invest at more attractive yields in the future.

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Diamond Hill Funds Annual Report December 31, 2003                        Page 1

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A second cause for optimism is the growth of our Funds. For the Fund advisor, the benefits of economies of scale are obvious. Asset growth leads to marginal revenue without much necessary marginal cost. For Fund shareholders, the potential benefit comes through lower expense ratios. While the mutual fund industry's effectiveness in passing on the benefits of growth to its shareholders is debatable, we believe it is important to recognize the trade-off involved. Economies of scale achieved by spreading expenses over a larger asset base are counterbalanced by the diseconomies of scale the larger asset base has on prospective performance. We are unlikely to strike a perfect balance. Hopefully, our recognition of the issue and our emphasis on our fiduciary duties give you confidence that we will heed Karl von Clauswitz's warning that "the greatest enemy of a good plan is the dream of a perfect plan" and act accordingly. We hope current shareholders prove to be "early adopters," and our Funds experience continued growth. It is our intention that the benefits of this growth are shared in a manner fitting the "mutual" fund moniker.

Equity Funds

Had we simply gone on vacation this past year (which we assure you was not the case) and returned to find two facts: (1) the NASDAQ Composite appreciated 50% and (2) our Funds were less than fully invested for some portion of the year, we would have developed a sinking feeling and guessed our Funds had lagged market averages considerably. Fortunately, however, this was not the case. While our portfolios have a decided absence of investments in technology companies and hold (in some cases significant) cash balances, returns exceeded appropriate benchmarks in all cases except the long/short Focus Fund, a result we hope is attributable to superior stock selection.

"It's not how much you make, but how much you make and keep" is an adage intended to emphasize the importance of considering long-term over short-term investment performance. At a minimum, we did a reasonable job preserving capital in the bear market years of 2001 and 2002, so it was satisfying to also register strong performance in an environment like 2003. Our results, we believe, are a testament to the effectiveness of price sensitive investing. I want to reiterate that the primary way we try to add value to your portfolio is through fundamental analysis with adherence to the three principles of Benjamin Graham:
(1) owning a stock represents partial ownership in the entire business; (2) "Mr. Market" is there to serve you; (3) always require a margin of safety.

Fixed Income Funds

In the fall of 2002, the excess yield (referred to as a spread) offered by corporate bonds and preferred securities over Treasury securities was remarkably wide. In our opinion, the rate of defaults implied by these spreads was unjustifiably high and the portfolio was positioned to take advantage of this. Credit spreads did indeed narrow considerably in the fourth quarter of 2002 and all 2003. It is impossible to "prove" that credit-sensitive securities were mispriced in the fall of 2002. Perhaps prices then properly reflected a scenario that simply did not come to pass. Nevertheless, the economy and corporate profits rebounded, and the Diamond Hill Strategic Income Fund profited accordingly. Over time, our goal is to demonstrate an ability to appropriately judge various risks, and to bear them when the compensation is reasonable or better and minimize them otherwise.

Short-term interest rates remain extremely low as the Federal Reserve has maintained its target rate at 1%, a level likely to produce no or maybe a slightly negative real return. The primary objective of the Diamond Hill Short Term Fixed Income Fund is preservation of capital and that continues to be our focus in this low interest rate environment. While the effort to preserve capital is never as exciting as the effort to grow it, sometimes circumstances favor playing defensive and waiting to play offense, at full strength, another day.

Thank you again for your trust in Diamond Hill Funds. As always, we will work hard to continue to earn it. Best wishes for 2004.



/s/ Ric                            /s/ Chuck                          /s/ Kent
--------------------------------   --------------------------------   --------------------------------
R.H. Dillon, CFA                   Charles S. Bath, CFA               Kent A. Rinker
Chief Investment Officer           Managing Director - Equities       Managing Director - Fixed Income


/s/ Chris                          /s/ Rick
--------------------------------   --------------------------------
Christopher M. Bingaman, CFA       Richard Moore, CFA
Investment Analyst- Equity         Investment Analyst- Fixed Income


/s/ Tom                            /s/ Bill
--------------------------------   --------------------------------
Thomas P. Schindler, CFA           William Zox, CFA, J.D., LL.M.
Investment Analyst- Equity         Investment Analyst- Fixed Income

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Page 2                         Diamond Hill Funds Annual Report December 31,2003

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Market Timing

February 9,2004

Dear Fellow Shareholders:

In light of the ongoing investigations of mutual fund managers, I would like to communicate the Diamond Hill Funds' views on a number of issues including market timing, personal investing by fund managers, late trading and fair value pricing. I will take this opportunity to discuss the policies and procedures Diamond Hill has in place to help ensure that we put the interests of investors first.

BACKGROUND

..    If you have not been following the recent events that are affecting the mutual fund industry, several investment management firms, including Putnam, Strong and Janus, are alleged to have permitted illegal or improper trading in their funds by managers, investors and financial representatives. In some instances, executives at these funds themselves have engaged in improper "market timing" activities.

..    Market timing involves short-term "in-and-out" trading of fund shares that, while not illegal, can increase the operating expenses of a fund and dilute fund performance. Many funds have policies, stated in their prospectuses, to stop or penalize market timing by investors.
     Unfortunately, some fund companies did not enforce these policies, or worse, allowed select investors to make market-timing trades without penalty.

..    Market timing runs counter to the Diamond Hill investment philosophy. We invest in companies, not in trends or momentum. We invest for the long term, not for the short term. Therefore, we do not practice nor do we favor any sort of market timing activity in mutual funds or in any other type of investment.

PERSONAL INVESTING BY DIAMOND HILL MANAGERS

..    Diamond Hill's Mission Statement and Pledge can be found on page x of this and previous shareholder reports. It states, in part "We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill equity analysts and portfolio managers will commit all of their investments in marketable equities (other than our company stock) to the same portfolios in which our clients invest." Likewise, I have committed all of my equity investments to our portfolios and our company stock.

..    We do not ask non-investment staff to commit all of their investments to our portfolios, however, as of December 31,2003, xx% of the Diamond Hill 401 (k) plan assets were invested in our funds and our company stock. I am confident that market-timing trades have not occurred in the Diamond Hill 401 (k) plan because our plan only permits trades on a quarterly basis. For a number of reasons we will move our plan to an improved 401 (k) system in 2004, which permits daily trading of funds; however, we will monitor trading to be certain that no employee excessively trades the Diamond Hill Funds.

..    Diamond Hill Code of Ethics. The Diamond Hill Funds and the Diamond Hill
     Investment Advisors have adopted a code of ethics, which applies to all employees, officers, directors, and trustees of the mutual funds and the investment adviser. This code requires that all personal securities transactions be conducted in a manner that avoids any actual or potential conflicts of interest. I serve as Compliance Officer and, as a result, I am personally responsible for ensuring compliance with the code - which includes reviewing quarterly reporting of all trades and pre-approval of certain trades.

..    We also report on compliance with the code to our Diamond Hill Fund
     Trustees quarterly and annually. Everyone at Diamond Hill takes the Code of Ethics seriously; however, the best way to avoid questionable or unethical activity is to hire people with integrity. We will always strive to be successful in this endeavor.

..    Currently, our code of ethics does not require pre-approval or reporting of trades in Diamond Hill Funds. It is typical in the industry that affiliated fund trades are exempt. Perhaps the industry naively assumed that nothing inappropriate would happen. I think it is likely that in the future all fund managers will be required to pre-approve trading in the funds they manage. We discussed this issue at our Mutual Fund Trustee meeting on November 20 and we anticipate future changes to our code of ethics to address market timing.

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Diamond Hill Funds Annual Report December 31, 2003                        Page 3

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MARKET TIMING POLICY

..    In the Diamond Hill Funds' prospectus, we state, "We reserve the right to limit the amount of purchases and to refuse to sell to any person." Early this year we considered the possibility of adding market timing restrictions, redemption fees for frequent traders and similar measures to our prospectus to actively discourage market timers. We discussed this with our transfer agent and decided that we should not add these restrictions because we were not experiencing ongoing problems with market timers and the monitoring of the restrictions could be complex.

..    We will discuss this issue with our Trustees at our upcoming meeting and expect that we will amend our prospectus in the future to restrict market timing.

MARKET TIMING ACTIVITY

..    We monitor the trading activity in and out of our funds on a daily basis.
     Over a four-week period in 2002 we noticed several large trades in and out of the Diamond Hill Bank & Financial Fund. The trades were coming through a national discount brokerage firm and were not prohibited by the prospectus; however, we felt it was not in the best interests of shareholders for such activity to continue.

..    We informed the brokerage firm of our concerns, and by following their procedures we restricted this investor from investing in any of the Diamond Hill Funds, both currently and in the future.

..    We will continue our efforts to identify and stop any trading activity that is detrimental to the funds.

MARKET TIMING ARRANGEMENTS

..    We have no arrangements to permit any investor to make market-timing trades in the Diamond Hill Funds, and we will not enter into any such arrangements in the future.

LATE TRADING POLICIES

..    The Diamond Hill Funds have a typical policy regarding the processing of mutual fund trades on a daily basis. Trades must be received in good order by the funds' transfer agent by 4:00 p.m. to receive that day's price, or the trade must be received, in good order and by 4:00 p.m., by a third-party broker-dealer or processing organization with whom the funds have a selling agreement.

..    We do not permit, and are not aware of any instance where we processed a trade received after the deadline at the same day's price.

FAIR VALUE PRICING

..    We do not manage international or global funds. The securities in our portfolios all trade in U.S. markets; there fore, the fair value pricing issue does not affect our shareholders.

PROPOSALS FROM THE SEC

..    The Securities and Exchange Commission (SEC) is responsible for regulating and monitoring mutual fund companies. Recently the SEC proposed a number of changes including:

1. Requiring all mutual funds to adopt policies regarding market timing and clearly disclose those policies in the prospectus.

2. We have a regular Board of Trustees meetings scheduled for February, May,August and November 2004. At these meetings we always discuss our current procedures and ways in which we can improve upon these procedures. We will adopt new procedures as the SEC mandates them.

All of us at Diamond Hill appreciate the trust you have placed in us. I can assure you that we are very aware of our responsibility to continue to demonstrate to you that we are deserving of that trust. We intend to communicate any changes to our policies and procedures to you, so you may continue to be informed about our efforts to address these issues.

If you have questions concerning this or any other matter, please call me directly at 614-255-3353.

Sincerely,

James F. Laird
President
DIAMOND HILL FUND

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Page 4                        Diamond Hill Funds Annual Report December 31, 2003

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Mission Statement, Pledge
and Fundamental Principles

The mission of Diamond Hill is to achieve superior investment performance and provide exceptional service to our clients.

Consistent with our mission, we make the following pledge to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930's and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each associate possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth initiatives, thereby maximizing employee satisfaction while enhancing the productivity of the firm and the experience of our clients.

We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill equity analysts and portfolio managers will commit all of their investments in marketable equities (other than Diamond Hill Investment Group, Inc. stock) to the same portfolios in which our clients invest.

Our Fundamental Principles are as follows:

..    Every share of stock has an intrinsic value that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value in some cases. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

..    Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

..    Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

..    We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

..    We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

..    In estimating intrinsic value, we attempt to adopt an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making.These include economics, statistics and probability theory, politics, psychology, and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as difficult job.

..    We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value.

..    We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

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Diamond Hill Funds Annual Report December 31, 2003                        Page 5

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Stock Market Outlook - Forecasting the Next Decade

"It is dangerous to apply to the future inductive arguments based on past experience, unless one can distinguish the broad reasons why past experience was what it was."--John Maynard Keynes

Applying Keynes statement to the S&P 500, the strong returns of the past are likely to be replicated in the future only if similar conditions--most importantly the starting valuation--exist. This is a key contingency. To understand why the past unfolded as it did, historic stock returns must be related to two economic building blocks, earnings (and the dividends paid from earnings) and interest rates.

Before analyzing the current outlook for the S&P 500 (which comprises more than 80% of the total U.S. market capitalization), a few comments might lend context. First, our forecast hasn't changed much over the past three and a half years. At Diamond Hill's inception in May of 2000, we felt investors should expect no more than a 5% annualized return for the decade 2000-2009. We thought it could easily be lower, and in fact the S&P 500 must return 12.5% per annum in the years 2004-2009 in order for the decade's annualized return to reach 5%.Yet, our primary message then was that while market capitalization weighted indices were decidedly unattractive, plenty of investment opportunities existed outside technology and very large capitalization companies.As the S&P 500 index decreased, perhaps surprisingly,our updated forecasted return only improved marginally. This either lends credence to our statement that we believed it could easily be lower or simply an acknowledgment that we were too optimistic (read wrong), even at 5%.

Because we are active managers, we don't necessarily care what the S&P 500 does, so long as we like what we own and have some concept of what constitutes a satisfactory return given a suitable time horizon. In other words, an outlook for the S&P 500 only tangentially affects what we do. This mindset has served us well in the past, and we believe it will in the future.Today, we still believe the market cap weighted indices are unattractive. While it is more difficult to find attractive opportunities, this remains our charge.While we hope we can achieve real returns that exceed historic market averages over the coming decade, our foremost concern is maintaining the margin of safety in your portfolio.

One final note of clarification: annualized returns here refer to compound average (geometric) rather than an arithmetic average.To illustrate the difference, consider the simple example of a manager who returns positive 100% in the first year and negative 50% in the second.The geometric average is 0% (If you start with $100, it doubles to $200 in the first year, then declines to $100 in the second year, leaving you exactly where you started). The arithmetic average is 25% (100% + -50% / 2 = 25%). As long as returns are volatile, the arithmetic average will always exceed the geometric average. If someone guessing the return for any single year wanted the prediction to reflect the "average", then the arithmetic average is relevant. We hope you agree that for long-term investors, as far as enhancing wealth is concerned, the compound return should be the focal point.

The Macro Analysis

The total return of the S&P 500 can be expressed as the sum of the dividend yield and growth, R = Dividend / Price + Growth. Long-term studies that have decomposed the sources of return in U.S. stocks have found that of the historic
6.5 - 7 % annual real (inflation-adjusted) return, dividends have provided 4.2%, expansion of the price-to-earnings (P/E) ratio 1.2%, and real earnings growth 1.5% (varying some depending on the study and time period).

Dividend Yields

The current S&P 500 dividend yield is just 1.5%, so it is apparent that "growth" needs to carry a heavier load in the future to achieve similar returns. Some market observers have pointed to low dividend yields as a cause for concern in the past. In fact, stocks at one time in our country's history yielded more than bonds.This situation, at the time, was viewed as a perfectly natural state of affairs. Since stocks were riskier than bonds, why shouldn't they yield more? When the yield on stocks dropped below that of bonds, warnings arose.This "market call" has been wrong for about the last 50 years (or perhaps it was just too early; some might argue it will prove correct "in the fullness of time"!). Both dividend yields and the payout ratio, the percentage of earnings paid out as dividends, have been declining for some time and stocks have managed just fine.The reason frequently professed for the handsome returns stocks have earned over bonds, the so-called equity risk premium puzzle, is that stocks had been undervalued historically, because there was either a lack of understanding or skepticism of the "growth component" of stocks. As growth ensued, not only did equity investors get a boost from growing real dividends paid out of growing real earnings, but also an increase in the amount the market was willing to pay through expanding multiples.

--------------------------------------------------------------------------------
Page 6                        Diamond Hill Funds Annual Report December 31, 2003

--------------------------------------------------------------------------------

Not only did strong returns allow investors to "see it with their own eyes," theoretical support was lent by Nobel Prize winners Modigliani and Miller who proposed that, all else equal, dividend policy is irrelevant. A corporation paying a dividend to its owners is akin to the owners moving money from their right pocket to their left, they argued. Furthermore, corporations contended it was more tax efficient to return capital to owners through stock repurchases, because dividends were taxed at marginal ordinary income rates, which frequently exceeded the long-term capital gain rate. We are not in the camp that worries excessively about low dividend yields, taking a cue from Phil Fisher who entitled a chapter "The Hullabaloo about Dividends" in Common Stocks and Uncommon Profits. In our evaluation of individual companies, the ability to pay dividends is often more important than whether the company actually pays the dividends. When the company retains the earnings, it places an additional burden on us to ascertain whether the company is reinvesting wisely. At any rate, the tax disincentive to paying dividends has been greatly reduced (for now), so we may see the dividend payout ratio on the rise. If stock prices don't accelerate faster than dividends, yields will rise as well. Still, we believe the expectation for the dividend yield component of return is best estimated as the current yield. Bottom Line: Dividend Yield of 1.5%.

Earnings Growth

Can growth pick up the slack? At first blush, it seems reasonable. A calculation for a company's growth rate is its return on equity multiplied by the earnings retention rate (1- payout ratio). The return on equity reported by corporate America has been high in recent years (at least based on operating earnings), and earnings retention has increased. Both factors would seemingly point to future growth in excess of historic norms. Yet, a recent study by Robert Arnott and Clifford Asness published in the Financial Analyst Journal (2003) found that the historical empirical evidence refutes this, finding that expected earnings growth is fastest when current payout ratios are high and slowest when low. Perhaps there is some time dependent factor or alternative explanation for this finding. One might think growth will be faster in the future, and that might prove correct. Historic precedent, however, will not be the reason.

Can we at least get faster earnings growth from share repurchases? Again, the historical empirical evidence does little to bolster the case. The relevant factor under consideration is net share issuance, and studies have found that share repurchases have not even offset the dilution from new shares issued through initial public offerings, secondary offerings, debt convertible into equity, and options. In summary, while U.S real GDP growth has been remarkable in the past century, real corporate profit growth is the concern of stock investors. While it may be initially tempting to believe that corporate profits can grow faster than GDP, available evidence is to the contrary. Bottom Line:
Real Earnings Growth of 2.0%.

P/E Expansion

How about P/E expansion? There has been much debate about the "correct" earnings of the S&P 500. For the sake of argument, let's agree that the current P/E ratio on forward year earnings is 20. When interest rates are low, a higher P/E ratio is justifiable. This argument can be taken too far, however. At a minimum, stocks should require a higher return than long-term investment grade corporate bonds. After all, bonds hold a legal claim to company assets that is senior to the equity. While the cost of debt is explicit and the cost of equity is "unseen" (both in an accounting sense and, unfortunately in the eyes of many corporate managements), how could it make sense to be otherwise? Arguments that rely strictly on a historic record can fall into circular reasoning, whereby the better stocks do, the "cheaper" the cost of equity capital. Once the constraint of a required return for equity in excess of the yield on corporate bonds is introduced, arguments for still higher P/E multiples are difficult to justify.

If inflation remains near 2% or trends lower, the current P/E ratio may be in a justifiable range. However, in our opinion, there is as reasonable chance that inflation could move closer to the 1926-2003 geometric average of 3%. In this scenario, P/E contraction is more likely. For a graphical representation of the historic experience relating beginning P/E ratios with subsequent real returns, we have borrowed a chart from Robert Shiller's book Irrational Exuberance (updated with data available on his website for returns through 2003). The chart illustrates the point made in the opening of this article: stocks can only be expected to achieve returns similar to the past if the starting valuation is similar. Bottom Line: Return from P/E expansion of 0%.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                        Page 7

                       What Historical P/E Ratios Tell Us

Historical data collected over the last 1O0 years tell us that when P/E ratios fall within the current range of 20-25, annualized real returns over the next 10 years have been at the low end of the historical scale.

                       [Chart Representing Historical P/E

                          Ratios for January each year

                                   1871 - 1993]

--------------------------------------------------------------------------------
Page 8                        Diamond Hill Funds Annual Report December 31, 2003

--------------------------------------------------------------------------------

The Bottom Line

To summarize, a 1.5% yield and 2% real growth would provide a real return of 3.5%. Include an inflation estimate of 2.5%, and the nominal return would be 6%. In our opinion, that is not enough compensation for equity investors (even allowing that the equity risk premium in the past was abnormally high) and thus, the S&P 500 is overvalued. If the market is overvalued, does that mean it will go down in 2004? Surprisingly, that is nearly impossible to predict. The following table illustrates why.

   Year               Scenario 1            Scenario 2
----------            ----------            ----------
   2004                     6%                -17.5%
   2005                     6%                    9%
   2006                     6%                    9%
   2007                     6%                    9%
   2008                     6%                    9%
   2009                     6%                    9%
   2010                     6%                    9%
   2011                     6%                    9%
   2012                     6%                    9%
   2013                     6%                    9%

Annualized
  Return                 6.00%                 6.01%

Notice that each scenario ends with the same annualized return. While we believe 6% is a reasonable estimate for the return of the S&P 500 in the coming decade, it is a safe bet the interim will contain up and down years. We have no idea, however, of the sequence in which these might occur.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Reports December 31, 2003                       Page 9

--------------------------------------------------------------------------------
Diamond Hill Focus Fund

================================================================================

Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*
                                                     Since
                                       Year         6/30/00
                                  Ended 12/31/03   Inception
------------------------------------------------------------
Diamond Hill Focus Fund (DIAMX)       22.91%         5.20%
------------------------------------------------------------
Russell 3000 Index                    31.06%        -5.03%
------------------------------------------------------------
* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

================================================================================

Portfolio Commentary
--------------------------------------------------------------------------------

       [PHOTO]                                                   [PHOTO]
  R.H. Dillon, CFA                                        Charles S. Bath, CFA
Co-Portfolio Manager                                      Co-Portfolio Manager

We have two long-term goals for all our Funds: (1) provide absolute returns that will allow shareholders to achieve their personal financial objectives; (2) add value over an appropriate index. For the Focus Fund, 2003 was certainly a successful year in regards to the first, and while the return trailed the index, we are pleased with the performance given the portfolio's simultaneous long/short positions. Over the long term, we expect to make money on both the long and short side. However, in a year like 2003 when markets returns are so positive, short positions make it difficult for the overall portfolio to outperform the index. Over the long-term, we believe our short positions should reduce portfolio volatility and aid returns in poor markets.

PacifiCare continues to be our largest investment position. Despite substantial appreciation, we still believe it remains attractive. As many of you are probably aware, the cost of health insurance coverage has been skyrocketing. The important consideration for PacifiCare's earnings is the spread between the premium revenue/service fees it receives and the costs it must pay to the health care providers in its network and for company overhead. Industry fundamentals have improved markedly in the past few years.The leverage, both operating and financial, inherent in the company's business model has been apparent as the company has recovered from an operating loss two years ago to expected earnings in excess of $6 per share, valuing the company at less than 11 X earnings. PacifiCare covers both private company employees and Medicare participants in a program called Medicare+Choice. We believe recently passed Medicare legislation will accrue to the benefit of PacifiCare on this business.

We also have large holdings in the energy sector. ConocoPhillips and Cimarex Energy are compelling values due to the market's skepticism regarding energy prices. Contrary to many forecasts, energy prices have not declined since the end of the Iraq war. With energy prices at current levels, the companies are very profitable, supporting much higher valuations.

Our short positions are primarily in the technology, consumer products and retail sectors. We find the technology sector particularly overvalued, and thus an attractive source of short opportunities. In the near term, these stocks have only gotten more expensive, which is always a risk in short selling. While being short technology in 2003 was painful, we were pleased the strength of our long positions was sufficient to provide strong performance for the Focus Fund.

Thank you for your support. We look forward to working with you in the years ahead.


/s/ Ric                                 /s/ Chuck
---------------------------------       ----------------------------------
R. H. Dillon, CFA                       Charles S. Bath, CFA
Portfolio Manager                       Portfolio Manager

--------------------------------------------------------------------------------

Page 10                       Diamond Hill Funds Annual Report December 31, 2003

================================================================================
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Focus - Class A/(A)/ and the Russell 3000 Index

                                     [CHART]

             Focus Fund Class A   Wilshire 5000 Index   Russell 3000 Index
             ------------------   -------------------   ------------------
 6/30/2000          9425                 10000                10000
                    9189                  9796                 9823
                    9576                 10507                10552
                    9774                 10017                10074
                    9416                  9804                 9931
                    8925                  8829                 9015
                    9635                  8986                 9167
                   10653                  9330                 9480
                   10785                  8445                 8614
                   10295                  7877                 8052
                   11209                  8525                 8698
                   11398                  8611                 8767
                   11530                  8466                 8606
                    8522                  7120                 7262
                   10224                  8001                 8116
                   11278                  8077                 8195
                   10339                  7059                 7122
                    8499                  5872                 5895
                    9160                  6331                 6368
                    8480                  6136                 6174
                   10128                  7149                 7177
                   10195                  7413                 7423
12/31/2003         11259                  8335                 8345

Diamond Hill Focus Fund - Class A
Average Annual Total Returns /(B)/

One Year     Since Inception/(C)/
 15.88%           3.44%

/(A)/ The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

/(B)/ The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

/(C)/ Class A and Class C shares commenced operations on June 30, 2000 and
      February 13, 2001, respectively.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 11

--------------------------------------------------------------------------------

Diamond Hill Small Cap Fund

================================================================================

Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*

                                                         Since
                                          Year         12/29/00
                                      Ended 12/31/03   Inception
-----------------------------------------------------------------
Diamond Hill Small Cap Fund (DHSCX)       50.18%         19.98%
-----------------------------------------------------------------
Russell 2000 Index                        47.25%          6.25%
-----------------------------------------------------------------
* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

================================================================================
Portfolio Commentary
--------------------------------------------------------------------------------

       [PHOTO]                                                   [PHOTO]
  R.H. Dillon, CFA                                         Thomas P. Schindler
Co-Portfolio Manager                                      Co-Portfolio Manager

This marks the third consecutive year the smaller capitalization Russell 2000 has outperformed the larger capitalization S&P 500.This comes as no surprise to us. If asked to identify a few themes represented in our portfolios, one of them would assuredly have been our belief that small cap would outperform large cap. We believe this can continue, but much of the valuation gap that persisted in the past few years has closed.

Ordinarily, we would devote a few sentences highlighting individual stocks that contributed positively or negatively in the six months since our last report. Perhaps the most striking observation is that everything still in the portfolio at year-end had appreciated from either its June 30, 2003 price or in the case of new positions, our cost. This reflects the very positive environment, as market sentiment dominated any other factor in the second half of the year. Of the stocks sold during the second half of the year, only Danielson Holding Corp. and Interland (both sold in October primarily in an effort to offset taxable gains) were sold below mid-year prices.

During the second half of the year, we bought several energy related companies. In addition to adding to our existing position in Cimarex, we bought shares in Southwestern Energy and Lufkin Industries, an oil service company.The oil and gas industry is earning solid profits, and we believe industry fundamentals should allow this to continue.

In our 2002 Semi-Annual Report, we mentioned our belief that merger activity would eventually pick up and serve as a possible source of returns for the Fund. In the second half of 2003, there was finally some evidence to support that contention. Gaylord Entertainment acquired ResortQuest International, once the Fund's largest holding, in a stock transaction closed in November. Summit America announced that it will sell to E.W Scripps (who had previously acquired 70% of the Shop At Home network) for $4.15 per share in cash. Hanmi Financial announced that it would acquire Fund holding Pacific Union Bancorp in a part cash, part stock deal. We will seldom purchase an interest in a company on the expectation it will be acquired in the near future, though in some cases we may feel there is a potential logical buyer. Still, we expect that corporate buyers will recognize the same value that we see in some of our investees, and that over time merger and acquisition activity will provide one source for realizing returns.

Thank you again for your interest in the Diamond Hill Small Cap Fund.


/s/ Ric                                 /s/ Tom
------------------------------          ----------------------------------
R. H. Dillon, CFA                       Thomas P. Schindler, CFA
Portfolio Manager                       Portfolio Manager

--------------------------------------------------------------------------------
Page 12                       Diamond Hill Funds Annual Report December 31, 2003

================================================================================
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap - Class A/(A)/ and the Russell 2000 Index

                                    [CHART]

             Small Cap Fund Class A   Russell 2000 Index   Wilshire 4500 Index
             ----------------------   ------------------   -------------------
12/29/2000             9425                 10000                 10000
                      10613                 10521                 10544
                      10613                  9831                  9263
                      10217                  9350                  8413
                      11329                 10081                  9303
                      11706                 10329                  9523
                      12111                 10686                  9600
                      11800                 10108                  9154
                      11480                  9781                  8709
                       9350                  8465                  7589
                      10283                  8960                  7987
                      11385                  9653                  8607
                      11822                 10249                  9069
                      13169                 10657                  9231
                      12438                  9767                  8327
                      10071                  7677                  7051
                      10849                  8150                  7454
                       9876                  7784                  7212
                      11977                  9607                  8759
                      14134                 10478                  9433
12/31/2003            16293                 12000                 10721

Diamond Hill Small Cap Fund - Class A
Average Annual Total Return /(B)/

One Year     Since Inception/(C)/
 41.51%            17.64%

/(A)/ The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

/(B)/ The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

/(C)/ Class A and Class C shares commenced operations on December 29,2000 and
      February 20,2001, respectively.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 13

================================================================================

Diamond Hill Large Cap Fund

================================================================================

Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*
                                                            Since
                                             Year         12/31/03
                                        Ended 6/29/01     Inception
-------------------------------------------------------------------
Diamond Hill Large Cap Fund (DHLAX)          31.92%         2.08%
-------------------------------------------------------------------
Russell 1000 Index                           29.89%        -1.67%
-------------------------------------------------------------------
* Returns shown are total returns.The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------

Portfolio Commentary
--------------------------------------------------------------------------------

                                    [PHOTO]
                              Charles S. Bath,CFA
                               Portfolio Manager

I am pleased with the results for 2003, my first complete year managing the Diamond Hill Large Cap Fund. The fund's return of 31.9% exceeded its comparable index. While the market rally starting in the fourth quarter of 2002 has been stronger than I would have expected, it is nevertheless satisfying to outperform in a robust market when we still spend time thinking about the potential downside.

As 2003 began, I felt the best opportunities in the Russell 1000 were concentrated in the smaller capitalization segment of that universe. At the close of the year, I still believe this is the case even as small cap stocks have outperformed significantly. An example of this is PacifiCare, a large managed-care company first purchased early in 2003 and currently the largest position in the portfolio. PacifiCare has shown a significant improvement in profitability, a recovery I believe will continue for several years. Despite substantial price appreciation, the valuation is still compelling as growth opportunities remain.

I mentioned in last year's shareholders letter that I was finding few compelling opportunities in the pharmaceutical sector. That continues to be the case generally, but declining prices enabled the purchase of Pfizer and Johnson & Johnson in 2003 at attractive valuations. These high quality companies are rarely "cheap," and I believe they are sufficiently undervalued to add them to the portfolio. The pharmaceutical sector remains a relatively small portion of the portfolio, but I will continue to look for opportunities to add to our holdings if valuations become more attractive.

I continued to increase our stakes in several energy companies this year. In my opinion, the stock prices of many energy-related companies imply that not only is it unlikely that commodity energy prices will remain at current levels, but actually decline. Devon Energy and ConocoPhillips are two examples of this. While a decline in oil and gas prices is certainly possible (but not the most probable scenario in my opinion), the stocks appear to already discount this, adding a margin of safety.

We continue to avoid many technology companies due to our valuation concerns. While these stocks certainly performed well in 2003, we will not chase strong returns. Instead, we continue to compare market price with our independent appraisal of business value to find investment opportunities. While the absence of some technology companies made for tougher relative comparisons, the portfolio performed well even without significant investment in this sector. We provide value to shareholders by applying our valuation discipline over the course of a variety of market cycles. Over time, we believe this will allow us to outperform the indices and our peers.

I want to conclude by thanking my fellow shareholders for their support. I look forward to working with you in the years to come.


/s/ Chuck
----------------------------
Charles S. Bath, CFA
Managing Director - Equities
and Portfolio Manager

--------------------------------------------------------------------------------
Page 14                       Diamond Hill Funds Annual Report December 31, 2003

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap - Class A/(A)/ and the Russell 1000 Index

                                    [CHART]

             Large Cap Class A   Russell 1000 Index
             -----------------   -----------------
6/29/2001           9425               10000
                    9378                9863
                    9312                9262
                    8445                8477
                    8709                8653
                    9312                9320
                    9490                9419
                    9273                9300
                    9490                9114
                    9820                9488
                    9273                8945
                    9141                8866
                    8424                8212
                    6933                6823
                    7522                7380
                    7169                7163
                    7918                8290
                    8602                8539
12/31/2003          9923                9586

Diamond Hill Large Cap Fund - Class A
Average Annual Total Return/(B)/

One Year      Since Inception/(C)/
 24.34%            (0.31%)

/(A)/ The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

/(B)/ The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

/(C)/ Class A and Class C shares commenced operations on June 29,2001 and
      September 25,2001, respectively.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31,2003                        Page 15

================================================================================
Diamond Hill Bank & Financial Fund
================================================================================
Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*

                                                                Since
                                                  Year          8/1/97
                                             Ended 12/31/03   Inception
-----------------------------------------------------------------------
Diamond Hill Bank & Financial Fund (BANCX)        41.85%        14.63%
-----------------------------------------------------------------------
S&P Supercomposite 1500 Financial Index           31.47%         6.72%
-----------------------------------------------------------------------
NASDAQ Bank Index                                  33.04%       10.86%
-----------------------------------------------------------------------
* Returns shown are total returns.The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

================================================================================
Portfolio Commentary
--------------------------------------------------------------------------------

                                    [PHOTO]
                          Christopher M.Bingaman, CFA
                               Portfolio Manager

Thank you for your interest in the Diamond Hill Bank & Financial Fund.

After a rather tentative start, 2003
witnessed very strong price appreciation for the Diamond Hill Bank & Financial Fund as well as the overall U.S. stock market. Once again banks and financial services companies performed better than the overall domestic market. As they did in the prior three years, small banks and thrifts once again outperformed the broader markets, albeit by a much narrower margin in 2003. While we are quite pleased with the Funds' performance over the past few years, we are quite certain that these levels of absolute performance are not sustainable. We also believe the out-performance of the financial sector over the past four years has now largely run its course (correcting very severe underperformance from late 1998 through March, 2000). In other words, we are now poised for financial sector returns which we believe will be more in-line with the returns of the overall market indices. We continue to expect the performance of the Bank & Financial Fund to be superior to the overall financial sector (over sufficiently long time periods) and we are hopeful the Fund will provide shareholders with acceptable results on an absolute basis.

As in past years, the Fund benefited greatly from the performance of many small banks and thrifts. However, the Fund also enjoyed stellar returns from investments in many larger capitalization companies that were added to fund late in 2002 and during the first quarter of 2003. Many companies became quite attractive during these time periods and we took the opportunity to add substantial investments in many companies that are more exposed to relatively higher risk lending activities as well as the overall capital markets. Thus far, these investments have appreciated significantly from initial cost. 2003 also witnessed a pick up in merger and acquisition activity within the sector and we clearly enjoyed the benefits of the increased level of activity (both in terms of holdings being purchased at premiums as well as a general increase in the share prices of many financial services institutions that are perceived to be consolidation candidates...i.e., the public markets assigning a higher probability that some our investments will realize their private market values via acquisition).

More specifically, three holdings were purchased at substantial premiums by larger institutions during 2003. First Essex Bancorp (FESX) announced an agreement with Sovereign Bancorp (SOV) in the second quarter, while CCBT Financial (CCBT) and Pacific Union Bank (PUBB) both announced transactions in the fourth quarter. CCBT is merging into Banknorth Group (BNK) while Pacific Union is joining forces with another southern California based Korean-American bank, Hanmi Financial (HAFC). All three of these investments contributed nicely to the Funds' performance during the year, especially PUBB which appreciated in excess of 100% during 2003. In addition, two other holdings that were big contributors to the overall performance of the fund were US Bancorp (USB) and Countrywide Financial Corp (CFC). US Bancorp is a large cap super regional banking company headquartered in Minneapolis, MN. The stock provided a total return in excess of 45% for the year as the market became less concerned with merger integration issues and began to focus on the positive fundamentals at this high quality banking company. In similar fashion to 2002, Countrywide Financial (CFC) was again a large positive contributor to the Fund's 2003 performance. The stock nearly doubled during the year as the company performed very well within an industry (mortgage banking) that also experienced a record-breaking year. Countrywide continues to take market share in from its competitors and has used the mortgage origination boom to greatly expand its mortgage servicing business as well as to rapidly grow its newly formed banking subsidiary.

--------------------------------------------------------------------------------
Page 16                       Diamond Hill Funds Annual Report December 31, 2003

================================================================================
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Bank & Financial - Class A/(A)/, the S&P 1500 Supercomposite Financial Index and the NASDAQ Bank Index

                                     [CHART]

             Bank & Financial   S&P 1500 Supercomposite   Nasdaq Bank
               Fund Class A         Financial Index         Index
             ----------------   -----------------------   -----------
8/1/1997            9425                 10000               10000
                    9387                  9318                9952
                   10254                 10082               11014
                   10509                  9869               11205
                   10754                 10241               11342
                   11687                 10831               12170
                   11546                 10477               11722
                   12017                 11427               12389
                   12705                 12050               13002
                   13431                 12241               13209
                   13468                 11920               12902
                   13044                 12357               12510
                   12865                 12354               11956
                   10452                  9512                9572
                   10452                  9742               10238
                   10620                 11828               10922
                   10490                 12530               10452
                   11470                 13138               11213
                   10870                 11094               10161
                   10226                 11940               10285
                    9249                 12107                9374
                    8756                 11684                9232
                   10115                 14399               11041
                   11574                 14785               12110
                   11836                 13303               11827
                   13577                 14339               13304
                   14050                 12488               13070
                   14342                 13385               13629
                   15852                 13909               15014
                   16687                 12941               15524
                   15006                 10784               14274
                   15952                 11548               14568
                   15566                 13655               14311
                   18375                 12966               16243
                   19487                 13549               17227
12/31/2003         22628                 15183               19381



Diamond Hill Bank & Financial Fund - Class A
Average Annual Total Return/(B)/

One Year    Five Year    Since Inception/(C)/
 33.71%       14.96%           13.57%

/(A)/ The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

/(B)/ The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

/(C)/ Class A and Class C shares commenced operations on August 1, 1997 and June
      3, 1999, respectively.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
Portfolio Commentary (continued)
--------------------------------------------------------------------------------

In general, we have continued to reduce the concentration in the small cap banks and thrifts as many of these companies are very dependent on lower return types of spread based revenues. As we noted in last year's annual letter, these companies have enjoyed solid margins and credit quality during the past few years. With strong fundamentals in place and valuations that had not fully corrected from the late 1990's under-performance, many of these companies enjoyed strong price appreciation over the past few years but now appear to be fully valued. Much of the proceeds from these sales have been redeployed into mid and large cap companies which have businesses tied to commercial lending, capital markets activities, assets management and property and casualty insurance. These companies were pressured to a much larger extent by the soft economic conditions of the past few years. While these investments have recently appreciated, they represent a superior opportunity when compared to most small cap banks and thrifts.

As in the past, we continue to believe shareholders in the fund will benefit from a relatively concentrated portfolio. We will likely own between 25 and 35 stocks in the fund with an average position size of between 3% and 4%. Also, as you may know, the Board of Trustees has provided the advisor with the ability to take short positions in Fund. As it has recently become more difficult to find investments that meet our expected return criteria, we may begin to deploy some capital by shorting certain securities that we believe are trading at substantial premiums to our estimate of intrinsic value. We do not intend to do this as a 'hedge' to mitigate our long exposure, but instead as way to enhance our performance over time. Finally, and most importantly, we will continue to be vigilant in our assessment of the risk profiles, business outlooks and valuations of our current and prospective investments.


/s/ Chris
---------------------------------------
Christopher M. Bingaman, CFA
Portfolio Manager

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 17

================================================================================
Diamond Hill Short Term Fixed Income Fund
================================================================================
Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*

                                                                            Since
                                                              Year         6/28/02
                                                         Ended 12/31/03   Inception
-----------------------------------------------------------------------------------
Diamond Hill Short Term Fixed Income Fund (DHFAX)            2.04%           3.10%
-----------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Corporate/Government Bond Index       2.74%           4.20%
-----------------------------------------------------------------------------------

* Returns shown are total returns.The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

================================================================================
Portfolio Commentary
--------------------------------------------------------------------------------

                                    [PHOTO]
                                 Kent K.Rinker
                               Portfolio Manager

The Diamond Hill Short Term Fund generated a total rate of return of 2.04% for the year 2003. This fund, with a duration of less than 2 years, invests in very short term securities or mortgage-backed securities with a very short average life. With federal funds at 1-1.50% for the balance of the year, it was difficult to generate much yield for this fund. As a matter of fact, the 2-year U.S.Treasury security yielded less than 2% for the entire year, and probably averaged about 1.50%. This is relevant to our fund, since the duration for the Short Term fund was less than 2 years throughout 2003.

As we discussed in our June 30 2003 report, the Federal Reserve has increasingly been concerned about growth in our economy and whether or not our economy can rebound from prior weakness and avoid deflation. In fact, it is clear that the lending authorities are now willing to err on the side of inflation, by keeping short term interest rates low for some time. We may be in this type of economic environment for quite some time.

Indeed, during the past quarter, there have been increasing signs that the economy has begun its recovery, with increased capital spending coming alongside increased earnings. However, job growth has yet to materialize, and this is needed before we will see short-term interest rates begin to rise.

Over the past six months, we have increased our exposure to the corporate market, somewhat increasing the risk to the portfolio from a credit perspective. These securities clearly carry more credit risk than U.S. Treasury securities. However, we will only buy corporate credits with which we are comfortable. Because of the short-term nature of these securities, we believe that these purchases will generate some additional income for us, while, at the same time, allowing us to preserve capital.

We thank you for your continued support of the Diamond Hill Short Term Fund.


/s/ Kent                   /s/ Rick                /s/ Bill
-----------------------    --------------------    -----------------------------
Kent Rinker                Rick Moore, CFA         William Zox, CFA, J.D., LL.M.
Portfolio Manager          Investment Analyst      Investment Analyst

--------------------------------------------------------------------------------
Page 18                       Diamond Hill Funds Annual Report December 31, 2003

================================================================================
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Short Term Fixed Income - Class A/(A)/ and the Merrill Lynch 1-3 Year U.S. Corporate & Government Index

                                     [CHART]

              Short Term Fixed          Merrill Lynch 1-3 yr
             Income Fund Class A   US Corporate/Government Index
             -------------------   -----------------------------
6/28/2002            9725                     10000
                     9805                     10105
                     9893                     10153
                     9894                     10236
                     9878                     10255
                     9906                     10253
                     9977                     10358
                    10057                     10448
                     9816                     10563
                    10122                     10616
12/31/2003          10181                     10643

Diamond Hill Short Term Fixed Income Fund - Class A
Average Annual Total Return/(B)/

One Year   Since Inception/(C)/
 (0.81%)           1.22%

/(A)/ The chart above represents the performance of Class A shares only, which will vary from the performance of Class I shares based on the difference in charges and fees paid by shareholders in the different classes.

/(B)/ The average annual total returns shown above are adjusted for maximum applicable sales charge of 2.75%.

/(C)/ Class A and Class I shares commenced operations on June 30, 2002.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 19

================================================================================

Diamond Hill Strategic Income Fund

================================================================================
Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*

                                                                Since
                                                   Year        9/30/02
                                             Ended 12/31/03   Inception
-----------------------------------------------------------------------
Diamond Hill Strategic Income Fund (DSIAX)       20.67%         20.33%
-----------------------------------------------------------------------
Merrill Lynch Domestic Master Index               4.12%          4.58%
-----------------------------------------------------------------------
* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

================================================================================
Portfolio Commentary
--------------------------------------------------------------------------------

                                     [PHOTO]
                                  Kent K.Rinker
                                Portfolio Manager

Investments in the fixed income markets in 2003 produced significantly varied returns, depending upon the asset class. According to Lipper Inc., the 2003 average annual returns for selected fixed income funds ranged from 1.30% for U.S. Government funds to 24.30% for high yield funds, with the average of eleven different types of funds producing a return of 7.85%. Asset class selection was key in producing the 20.7 % return in the Diamond Hill Strategic Income Fund. We avoided U.S.Treasuries, mortgage-backed securities, asset backed securities and the high quality corporate market. We maintained our focus in higher yielding corporate bonds, preferred securities, and distribution growth vehicles such as real estate investment trusts and master limited partnerships.

When we started this fund, our task was to create a fund that would generate a relatively high rate of return, supported by strong underlying cash flows. Fortunately, the economic environment has been ideal for that objective. For quite awhile, the Federal Reserve has kept interest rates low, in an effort to revive the economy. At the same time, corporations have become much healthier from a cash flow perspective. This combination, coupled with an ever-increasing demand for income from investors, created an ideal environment for last year's structure of the Strategic Income Fund. It is not often that a fixed income fund has the opportunity to create "equity type" returns, with far less risk. We took advantage of the situation and were in the right place at the right time.

However, the days of very high returns in the fixed income markets are soon to be over. High returns are normally generated in our markets in two ways. Either interest rates decline sharply, creating capital gains on the underlying securities, or we have last year's situation, where the interest rate spread between riskier assets and U.S. Treasuries collapses. Neither of these scenarios seems plausible for 2004. We are already at the low end, historically, for interest rates, and there are reasons to believe that interest rates will increase next year. So to, it would be impossible for credit spreads to narrow as much as last year, since last year's narrowing was a record amount and the current interest spread for various "spread products" is already becoming somewhat unattractive. Our best bet is that we will see a year of flat to rising interest rates, with interest rate spreads maintaining their current margin. Hopefully, in this environment, our current portfolio of diversified assets, with high cash flows, will continue to provide attractive returns. The economic environment that we envision should be good for the current structure of our portfolio. We have been able to grow the assets of the fund, during its first year, and we thank you for your support.


/s/ Kent                /s/ Rick                /s/ Bill
------------------      --------------------    --------------------------------
Kent Rinker             Rick Moore, CFA         William Zox, CFA, J.D., LL.M.
Portfolio Manager       Investment Analyst      Investment Analyst

--------------------------------------------------------------------------------
Page 20                       Diamond Hill Funds Annual Report December 31, 2003

================================================================================
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income - Class A/(A)/ and the Merrill Lynch Domestic Master Index

                                     [CHART]

                                   Line Chart

             Strategic Income       Merrill Lynch
               Fund Class A     Domestic Master Index
             ----------------   ---------------------
9/30/2002          9525                 10000
                   9543                  9955
                   9780                  9952
                   9952                 10159
                  10419                 10300
                  10721                 10561
                  11462                 10548
12/31/2003        12009                 10578

Diamond Hill Strategic Income Fund - Class A
Average Annual Total Returns/(B)/

One Year   Since Inception/(C)/
 147.96%          15.73%

/(A)/ The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

/(B)/ The total return shown above is adjusted for maximum applicable sales charge of 4.75%.

/(C)/ Class A and Class C shares commenced operations on September 30, 2002.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 21

                             Diamond Hill Focus Fund
                             Schedule of Investments
                                December 31, 2003

                                                           Shares       Value
--------------------------------------------------------------------------------

Common Stocks -- 78.7%
Consumer Discretionary -- 28.4%
American Greetings Corp.*+                                  48,500   $ 1,060,695
Belo Corp.+                                                 25,000       708,500
Brunswick Corp.                                             28,000       891,240
CPI Corp.                                                   30,700       620,447
Fortune Brands, Inc.+                                        7,000       500,430
The Black & Decker Corp.+                                   17,000       838,440
The Brink's Co.                                             29,825       674,343
ValueVision Media, Inc.*                                    33,000       551,100
Viad Corp.                                                  24,000       600,000
--------------------------------------------------------------------------------
                                                                       6,445,195
--------------------------------------------------------------------------------
Energy -- 10.5%
Apache Corp.+                                                8,000       648,800
Cimarex Energy Co.*                                         40,000     1,067,600
ConocoPhillips+                                             10,000       655,700
--------------------------------------------------------------------------------
                                                                       2,372,100
--------------------------------------------------------------------------------
Financial -- 10.8%
Allstate Corp.+                                             22,000       946,440
Danielson Holding Corp.*                                    90,157       262,357
U.S. Bancorp+                                               20,600       613,468
Wells Fargo & Co.                                           10,500       618,345
--------------------------------------------------------------------------------
                                                                       2,440,610
--------------------------------------------------------------------------------
Health Care -- 15.2%
Cardinal Health, Inc.                                        6,500       397,540
Johnson & Johnson+                                           8,000       413,280
Merck & Co., Inc.                                           12,900       595,980
Pacificare Health Systems, Inc.*                            30,000     2,028,000
--------------------------------------------------------------------------------
                                                                       3,434,800
--------------------------------------------------------------------------------
Industrial -- 6.5%
Norfolk Southern Corp.*                                     28,000       662,200
Trinity Industries, Inc.+                                   26,100       804,924
--------------------------------------------------------------------------------
                                                                       1,467,124
--------------------------------------------------------------------------------
Materials -- 7.3%
MeadWestvaco Corp.                                          25,000       743,750
Weyerhaeuser Co.                                            14,000       896,000
--------------------------------------------------------------------------------
                                                                       1,639,750
================================================================================
Total Common Stocks                                                  $17,799,579
--------------------------------------------------------------------------------

Cash Equivalents -- 7.0%
First American Prime Obligations
   Fund - Class A                                          442,152       442,152
First American Treasury
   Obligations Fund - Class A                            1,125,480     1,125,480
================================================================================
Total Cash Equivalents                                               $ 1,567,632
--------------------------------------------------------------------------------

Registered Investment Companies -- 14.2%
Diamond Hill Short Term Fixed
   Income Fund - Class I                                   321,802   $ 3,218,023
--------------------------------------------------------------------------------

                                                        Par Value       Value
-------------------------------------------------------------------------------

Treasury Notes -- 6.9%
Treasury Inflationary Index,
   1.88%, 7/15/13                                        $503,655   $   500,035
U.S. Treasury Inflation Index,
   3.00%, 7/15/12                                         514,480       560,863
U.S. Treasury Note, 3.63%, 3/31/04                         500,000       503,242
===============================================================================
Total Treasury Notes                                                $ 1,564,140
===============================================================================
Total Investment Securities -- 106.8%
(Amortized Cost $19,935,518)                                         24,149,374

Segregated Cash With Brokers -- 21.3%                                 4,818,772

Securities Sold Short -- (31.8%)
(Proceeds $5,544,947)                                                (7,186,102)

Other Assets in Excess
   of Liabilities -- 3.7%                                               841,414

-------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $22,623,458
===============================================================================

*    Non-Income producing security.

+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $6,608,101.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 22                       Diamond Hill Funds Annual Report December 31, 2003

                             Diamond Hill Focus Fund
                        Schedule of Securities Sold Short
                                December 31, 2003

                                                             Shares     Value
--------------------------------------------------------------------------------

Common Stocks -- 27.1%
Consumer Discretionary -- 7.3%
Amazon.com, Inc.*                                            12,000   $  631,680
Harley-Davidson, Inc.                                         3,000      142,590
Kohl's Corp.*                                                11,500      516,810
Panera Bread Co.*                                             4,000      158,120
The Gap, Inc.                                                 8,400      194,964
--------------------------------------------------------------------------------
                                                                       1,644,164
--------------------------------------------------------------------------------
Consumer Staples -- 3.3%
Colgate-Palmolive Co.                                         7,000      350,350
Kraft Foods, Inc.                                             5,400      173,988
Pepsi Bottling Group, Inc.                                    9,500      229,710
--------------------------------------------------------------------------------
                                                                         754,048
--------------------------------------------------------------------------------
Industrial -- 1.9%
General Electric Co.                                          4,000      123,920
United Parcel Service, Inc.                                   4,000      298,200
--------------------------------------------------------------------------------
                                                                         422,120
--------------------------------------------------------------------------------
Information Technology -- 14.6%
Cisco Systems, Inc.*                                         24,000      582,960
Dell, Inc.*                                                   7,000      237,720
EMC Corp.*                                                   24,000      310,080
Foundry Networks, Inc.*                                      15,000      410,400
Intel Corp.                                                  10,000      322,000
Juniper Networks, Inc.*                                      25,000      467,000
Lam Research Corp.*                                           7,400      239,020
National Semiconductor Corp.*                                 5,000      197,050
Sun Microsystems, Inc.*                                      20,000       89,800
Yahoo!, Inc.*                                                10,000      451,700
--------------------------------------------------------------------------------
                                                                       3,307,730
================================================================================
Total Common Stocks Sold Short
(Proceeds $4,653,079)                                                 $6,128,062
--------------------------------------------------------------------------------

Exchange Traded Funds -- 4.7%
Conglomerates -- 2.0%
Nasdaq 100 Trust, Series I                                   12,000      437,040
--------------------------------------------------------------------------------

Semiconductors -- 2.7%
Semiconductor HOLDRs Trust                                   15,000      621,000
================================================================================
Total Registered Investment Companies
(Proceeds $891,868)                                                   $1,058,040
================================================================================
Total Securities Sold Short
(Proceeds $5,544,947)                                                 $7,186,102
--------------------------------------------------------------------------------

*    Non-income producing security.

See accompanying notes to financial statements.

                           Diamond Hill Small Cap Fund
                             Schedule of Investments
                                December 31, 2003

                                                             Shares      Value
--------------------------------------------------------------------------------

Common Stocks -- 81.4%
Consumer Discretionary -- 30.0%
American Greetings Corp.*                                    38,400   $  839,807
Belo Corp.                                                   17,000      481,780
The Black & Decker Corp.                                      9,800      483,336
Brunswick Corp.                                              12,750      405,833
CPI Corp.                                                    21,600      436,536
Lodgenet Entertainment Corp.*                                37,012      676,579
Summit America Television, Inc.*                            123,500      484,120
The Brink's Co.                                              25,000      565,250
United Auto Group, Inc.                                      15,800      494,540
ValueVision Media, Inc.*                                     19,000      317,300
Viad Corp.                                                   23,000      575,000
--------------------------------------------------------------------------------
                                                                       5,760,081
--------------------------------------------------------------------------------
Consumer Staples -- 2.1%
Del Monte Foods Co.*                                         25,000      260,000
Lancaster Colony Corp.                                        3,100      139,996
--------------------------------------------------------------------------------
                                                                         399,996
--------------------------------------------------------------------------------
Energy -- 7.5%
Cimarex Energy Co.*                                          33,000      880,770
Lufkin Industries, Inc.                                       6,500      187,135
Southwestern Energy Co.*                                     15,300      365,670
--------------------------------------------------------------------------------
                                                                       1,433,575
--------------------------------------------------------------------------------
Financial -- 9.5%
1st Source Corp.                                             20,936      450,333
ITLA Capital Corp.*                                           2,550      127,755
MAF Bancorp, Inc.                                             2,545      106,636
Merchants Bancshares, Inc.                                    2,500       76,375
Pacific Union Bank                                           27,829      710,474
Quaker City Bancorp, Inc.                                     7,250      337,488
--------------------------------------------------------------------------------
                                                                       1,809,061
--------------------------------------------------------------------------------
Health Care -- 10.4%
Manor Care, Inc.                                             12,000      414,840
PacifiCare Health Systems, Inc.*                             19,000    1,284,400
US Oncology, Inc.*                                           27,000      290,520
--------------------------------------------------------------------------------
                                                                       1,989,760
--------------------------------------------------------------------------------
Industrial -- 11.5%
Kaydon Corp.*                                                10,400      268,736
Mair Holdings, Inc.*                                         34,400      250,432
The Greenbrier Companies, Inc.                               54,000      904,500
Trinity Industries, Inc.                                     20,000      616,800
United Industrial Corp.                                       9,000      162,450
--------------------------------------------------------------------------------
                                                                       2,202,918
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 23

                          Diamond Hill Small Cap Fund
                            Schedule of Investments
                          December 31, 2003 (Continued)

                                                         Shares       Value
------------------------------------------------------------------------------

Information Technology -- 4.3%
Maxwell Technologies, Inc.*                               32,400   $   230,040
The TriZetto Group, Inc.*                                 90,500       583,725
------------------------------------------------------------------------------
                                                                       813,765
------------------------------------------------------------------------------
Materials -- 6.1%
American Pacific Corp.*                                   19,500       187,200
Buckeye Technologies, Inc.*                               78,000       783,900
Grief, Inc. - Class B                                      5,500       196,625
------------------------------------------------------------------------------
                                                                     1,167,725
------------------------------------------------------------------------------
Total Common Stocks                                                $15,576,881
------------------------------------------------------------------------------

Registered Investment Companies -- 5.3%
Diamond Hill Short Term Fixed Income Fund - Class I      101,111   $ 1,011,108
------------------------------------------------------------------------------

Cash Equivalents -- 3.7%
First American Treasury Obligations Fund - Class A       711,064       711,064
------------------------------------------------------------------------------

                                                       Par Value         Value
------------------------------------------------------------------------------

U.S.Treasury Obligations -- 8.2%
Treasury Inflationary Index, 1.88%, 7/15/13           $  503,655   $   500,035
U.S.Treasury Inflation Index, 3.00%, 7/15/12             514,480       560,863
U.S.Treasury Note, 3.63%, 3/31/04                        500,000       503,242
------------------------------------------------------------------------------
Total U.S.Treasury Obligations                        $1,518,135   $ 1,564,140
------------------------------------------------------------------------------
Total Investment Securities -- 98.6%
(Amortized Cost $13,742,578)                                       $18,863,193

Other Assets In Excess Of Liabilities -- 1.4%                          267,835

------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $19,131,028
------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                           Diamond Hill Large Cap Fund
                             Schedule of Investments
                                December 31, 2003

                                                      Shares      Value
-------------------------------------------------------------------------

Common Stocks -- 92.7%
Consumer Discretionary -- 20.5%
American Greetings Corp.*                             15,100   $  330,237
Belo Corp.                                             5,000      141,700
The Black & Decker Corp.                               6,060      298,879
Brunswick Corp.                                        6,150      195,755
Fortune Brands, Inc.                                   3,200      228,768
The Brink's Co.                                        8,100      183,141
Viad Corp.                                             4,500      112,500
-------------------------------------------------------------------------
                                                                1,490,980
-------------------------------------------------------------------------
Consumer Staples -- 3.6%
Kimberly-Clark Corp.                                   3,800      224,542
Kroger Co.*                                            2,100       38,871
-------------------------------------------------------------------------
                                                                  263,413
-------------------------------------------------------------------------
Energy -- 11.2%
Anadarko Petroleum Corp.                               2,500      127,525
Apache Corp.                                           2,800      227,080
ConocoPhillips                                         3,700      242,609
Devon Energy Corp.                                     3,900      223,314
-------------------------------------------------------------------------
                                                                  820,528
-------------------------------------------------------------------------
Financial -- 13.9%
Allstate Corp.                                         8,000      344,160
Comerica, Inc.                                         2,300      128,938
U.S. Bancorp                                           6,800      202,504
Wells Fargo & Co.                                      2,900      170,781
Westpac Banking Corp. - ADR                            2,800      169,176
-------------------------------------------------------------------------
                                                                1,015,559
-------------------------------------------------------------------------
Health Care -- 14.3%
Cardinal Health, Inc.                                  2,000      122,320
Johnson & Johnson                                      3,000      154,980
Manor Care, Inc.                                       3,800      131,366
Merck & Co., Inc.                                      3,500      161,700
PacifiCare Health Systems, Inc.*                       5,700      385,320
Pfizer, Inc.                                           2,400       84,792
-------------------------------------------------------------------------
                                                                1,040,478
-------------------------------------------------------------------------
Industrial -- 13.1%
Eaton Corp.                                            1,200      129,576
Masco Corp.                                            4,000      109,640
Norfolk Southern Corp.                                 9,000      212,850
Pall Corp.                                             5,350      143,541
Parker Hannifin Corp.                                  1,750      104,125
Trinity Industries, Inc.                               8,400      259,056
-------------------------------------------------------------------------
                                                                  958,788
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 24                       Diamond Hill Funds Annual Report December 31, 2003

                           Diamond Hill Large Cap Fund
                             Schedule of Investments
                          December 31, 2003 (Continued)

                                                        Shares     Value
---------------------------------------------------------------------------
Information Technology -- 1.4%
SunGard Data Systems, Inc.*                              3,800   $  105,298
---------------------------------------------------------------------------

Materials -- 10.5%
Bowater, Inc.                                            3,700      171,347
Ecolab, Inc.                                             3,000       82,110
MeadWestvaco Corp.                                       7,700      229,075
Weyerhaeuser Co.                                         4,500      288,000
---------------------------------------------------------------------------
                                                                    770,532
---------------------------------------------------------------------------
Utilities -- 4.2%
American Electric Power Co., Inc.                        4,500      137,295
Dominion Resources, Inc.                                 1,400       89,362
Duke Energy Corp.                                        4,000       81,800
---------------------------------------------------------------------------
                                                                    308,457
---------------------------------------------------------------------------
Total Common Stocks                                              $6,774,033
---------------------------------------------------------------------------

Cash Equivalents -- 4.0%
First American Treasury Obligations Fund - Class A     292,386      292,386
---------------------------------------------------------------------------

                                                     Par Value        Value
---------------------------------------------------------------------------

U.S.Treasury Obligations -- 3.1%
U.S.Treasury Inflation Index, 3.00%, 7/15/12          $205,792   $  224,345
---------------------------------------------------------------------------
Total Investment Securities -- 99.8%
(Amortized Cost $5,826,838)                                      $7,290,764

Other Assets In Excess Of Liabilities -- 0.2%                        17,400

---------------------------------------------------------------------------
Net Assets -- 100.0%                                             $7,308,164
---------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depository Receipt
See accompanying notes to financial statements.

                       Diamond Hill Bank & Financial Fund
                             Schedule of Investments
                                December 31, 2003

                                                     Shares     Value
-------------------------------------------------------------------------

Common Stocks -- 79.5%
Consumer Finance -- 3.2%
Countrywide Financial Corp.                           6,000   $   455,100
-------------------------------------------------------------------------

Finance - Banks & Thrifts -- 61.6%
Ist Source Corp.                                     21,500       462,465
Bank of America Corp.                                 5,000       402,150
Capital Corp. of the West*                            7,693       304,951
CCBT Financial Companies, Inc.                        8,600       300,570
Charter One Financial, Inc.                           8,175       282,446
Citigroup, Inc.                                      10,200       495,108
Comerica, Inc.                                        5,000       280,300
Corus Bankshares, Inc.                               14,000       441,840
First Essex Bancorp, Inc.                             6,707       389,945
First National Lincoln Corp.                          1,300        64,867
First Republic Bank                                   5,000       179,000
First State Bancorp                                  13,100       455,225
Greater Bay Bancorp                                   7,000       199,360
ITLA Capital Corp.*                                   8,702       435,970
MAF Bancorp, Inc.                                     8,189       343,119
Merchants Bancshares, Inc.                            2,500        76,375
National City Corp.                                  14,000       475,160
Pacific Union Bank                                   34,328       876,395
PNC Financial Services Group                          7,000       383,110
Quaker City Bancorp, Inc.                             7,002       325,943
South Trust Corp.                                     5,000       163,650
U.S. Bancorp                                         21,600       643,248
Wells Fargo & Co.                                    10,400       612,456
Westpac Banking Corp. - ADR                           5,000       302,100
-------------------------------------------------------------------------
                                                                8,895,753
-------------------------------------------------------------------------
Financial - Diversified -- 7.2%
Federal Home Loan Mortgage Corp.                      7,000       408,240
Mellon Financial Corp.                               12,000       385,320
Merrill Lynch & Co., Inc.                             4,300       252,195
-------------------------------------------------------------------------
                                                                1,045,755
-------------------------------------------------------------------------
Insurance -- 7.5%
Allstate Corp.                                       17,000       731,340
SAFECO Corp.                                          9,000       350,371
-------------------------------------------------------------------------
                                                                1,081,711
-------------------------------------------------------------------------
Total Common Stocks                                           $11,478,319
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 25

                       Diamond Hill Bank & Financial Fund
                             Schedule of Investments
                          December 31,2003 (Continued)

                                           Shares      Value
---------------------------------------------------------------
Registered Investment Companies -- 4.2%
Diamond Hill Short Term Fixed
   Income Fund - Class I                   60,455   $   604,550
---------------------------------------------------------------

Cash Equivalents -- 10.0%
First American Prime Obligations
   Fund - Class A                         721,539       721,539
First American Treasury Obligations
   Fund - Class A                         721,539       721,539
---------------------------------------------------------------
Total Cash Equivalents                              $ 1,443,078
---------------------------------------------------------------
Total Investment Securities -- 93.7%
(Amortized Cost $10,049,673)                        $13,525,947

Other Assets In Excess
   Of Liabilities -- 6.3%                               910,778

---------------------------------------------------------------
Net Assets -- 100.0%                                $14,436,725
---------------------------------------------------------------

* Non-income producing security.
ADR - American Depository Receipt
See accompanying notes to financial statements.

                    Diamond Hill Short Term Fixed Income Fund
                             Schedule of Investments
                                December 31,2003
                                                           Shares     Value
----------------------------------------------------------------------------
Preferred Stock -- 7.5%
Finance -- 5.0%
AT&T Capital Corp., 8.25%                                  12,000   $299,760
----------------------------------------------------------------------------

Oil & Gas Services -- 2.5%
   Oxy Capital Trust I,8.16%                                6,000    150,480
----------------------------------------------------------------------------
Total Preferred Stock                                               $450,240
----------------------------------------------------------------------------

                                                        Par Value     Value
----------------------------------------------------------------------------

Corporate Bonds -- 39.2%
Consumer Cyclicals -- 8.3%
Ford Motor Co., 8.88%, 4/1/06                            $160,000   $177,270
General American Transportation,
   8.63%, 12/1/04                                         311,000    323,923
----------------------------------------------------------------------------
                                                                     501,193
----------------------------------------------------------------------------
Consumer, Non-Cyclical -- 2.6%
Carnival Corp., 7.05%, 5/15/05                             50,000     53,175
Royal Caribbean Cruises, 8.13%, 7/28/04                   100,000    103,250
----------------------------------------------------------------------------
                                                                     156,425
----------------------------------------------------------------------------
Finance -- 1.5%
General Motors Acceptance Corp.,
   7.50%, 7/15/05                                          48,000     51,586
Provident Bank, 6.38%, 1/15/04                             40,000     40,054
----------------------------------------------------------------------------
                                                                      91,640
----------------------------------------------------------------------------
Industrial -- 6.7%
American Standard, Inc., 7.38%, 4/15/05                    45,000     47,475
Crane Co., 8.50%, 3/15/04                                 100,000    101,352
Fort James Corp., 6.63%, 9/15/04                           75,000     76,500
Fort James Corp., 6.88%, 9/15/07                           70,000     73,850
Kaufman & Broad Home Corp.,
   7.75%, 10/15/04                                         50,000     51,250
Waste Management, Inc., 7.00%, 5/15/05                     52,000     55,138
----------------------------------------------------------------------------
                                                                     405,565
----------------------------------------------------------------------------
Manufacturing -- 1.7%
Tyco International Group SA,
   5.88%, 11/1/04                                         100,000    102,750
----------------------------------------------------------------------------

Retail-- 1.7%
Penney (J.C.) Co., Inc., 6.00%, 5/1/06                    100,000    101,000
----------------------------------------------------------------------------

Technology -- 7.6%
Electronic Data Systems Corp., 6.85%, 10/15/04             50,000     51,743
Oracle Corp., 6.72%, 2/15/04                               20,000     20,127
Sun Microsystems, Inc., 7.35%, 8/15/04                     50,000     51,633
Unisys Corp., 7.25%, 1/15/05                              150,000    155,438
Unisys Corp., 7.88%, 4/1/08                               175,000    181,343
----------------------------------------------------------------------------
                                                                     460,284
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 26                        Diamond Hill Funds Annual Report December 31,2003

                    Diamond Hill Short Term Fixed Income Fund
                       Schedule of Investments (Continued)
                                December 31,2003

                                                 Par Value      Value
-----------------------------------------------------------------------
Utilities -- 9.1%
Duke Capital Corp., 7.25%, 10/1/04                 54,000       $55,859
GTE California, Inc., 6.75%, 3/15/04               50,000        50,537
GTE Hawaiian Telephone, 6.75%, 2/15/05             40,000        42,144
Oneok,Inc.,7.75%,8/15/06                           50,000        55,687
Penn Power Co., 6.63%, 1/1/04                      45,000        45,006
PSEG Energy Holdings, 9.13%, 2/10/04              175,000       175,588
PSEG Energy Holdings, 7.75%, 4/16/07               75,000        79,594
Tenn Valley Authority, 3.50%, 9/15/07              40,000        40,041
-----------------------------------------------------------------------
                                                                544,456
-----------------------------------------------------------------------
Total Corporate Bonds                                        $2,363,313
-----------------------------------------------------------------------

Mortgage-Backed Securities -- 30.9%
FHLMC,6.00%,2/15/09                               167,645       168,185
FHLMC 2301,6.50%,4/15/16                            4,621         4,622
FHLMC PC Gold Balloon RST,
   4.00%,7/1/10                                   264,904       266,484
FHLMC Pool N97967,6.00%,5/1/05                    200,488       206,066
FHLMC Pool N98137,5.00%,11/1/05                   153,147       157,258
FNMA,6.00%,6/1/04                                  37,468        37,590
FNMA,6.00%,4/1/05                                 138,462       141,717
FNMA,6.00%,9/1/05                                 323,203       330,802
FNMA,5.50%,1/1/06                                  88,728        90,203
FNMA,5.50%,4/1/06                                 103,266       105,567
FNMA,5.00%,2/1/09                                 287,344       294,731
GMAC Mortgage Corp Loan Trust,
   5.75%,11/25/32                                  50,000        50,790
GNMA,6.50%,9/16/27                                  7,189         7,217
-----------------------------------------------------------------------
Total Mortgage-Backed Securities                             $1,861,232
-----------------------------------------------------------------------

U.S.Government Agency Obligations -- 21.0%
FHLB,2.50%,11/18/05                               350,000       350,591
FHLB,2.13%,11/25/05                               100,000       100,107
FHLB,2.36%,11/28/05                                70,000        70,128
FHLB,4.00%,9/26/07                                 16,000        16,001
FHLB,3.50%,4/1/08                                  25,000        25,035
FHLB,3.63%,11/28/08                                25,000        24,900
FHLB,3.25%,12/30/08                               100,000        98,099
FHLMC,3.00%,11/15/06                              114,000       114,005
FHLMC,4.00%,9/15/08                                80,000        80,006
FHLMC Step,3.00%,6/29/09                          200,000       199,909
FHLMC,3.00%,12/15/09                               43,000        43,041
FNMA,4.00%,3/12/09                                100,000       100,007
FNMA,4.00%,8/13/10                                 50,000        49,287
-----------------------------------------------------------------------
Total U.S.Government Agency
   Obligations                                               $1,271,116
-----------------------------------------------------------------------

                                               Par Value      Value
---------------------------------------------------------------------

Cash Equivalents -- 0.4%
First American Treasury
   Obligations Fund - Class A                    26,907       $26,907
---------------------------------------------------------------------
Total Investment Securities -- 99.0%
(Amortized Cost $5,959,641)                                $5,972,808
---------------------------------------------------------------------
Other Assets In Excess
   Of Liabilities-- 1.0%                                       58,139

---------------------------------------------------------------------
Net Assets-- 100.0%                                        $6,030,947
---------------------------------------------------------------------

FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Assoc.
GNMA - Government National Mortgage Assoc.
FHLB - Federal Home Loan Bank
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31,2003                        Page 27

                Diamond Hill Strategic Income Fund
                      Schedule of Investments
                         December 31,2003

                                            Shares      Value
---------------------------------------------------------------

Common Stocks -- 9.2%
Energy -- 2.1%
Alliance Resource Partners, L.P.             4,600   $  158,148
Crosstex Energy, L.P.                        2,700      111,510
Heritage Propane Partners                    6,800      280,432
---------------------------------------------------------------
                                                        550,090
---------------------------------------------------------------
Financial Services -- 0.8%
National City Corp.                          6,000      203,640
---------------------------------------------------------------

Pipelines -- 2.3%
Kaneb Pipe Line Partners, L.P.               2,810      142,748
Pacific Energy Partners, L.P.                3,800      111,454
Plains All American Pipeline, L.P.           3,800      123,348
TEPPCO Partners, L.P.                        2,690      108,407
Valero, L.P.                                 2,500      124,425
---------------------------------------------------------------
                                                        610,382
---------------------------------------------------------------
Real Estate Investment Trust -- 4.7%
Capital Automotive - REIT                    6,300      201,600
Heritage Property Investment Trust           6,900      196,305
Kilroy Realty Corp.                          6,650      217,788
Kimco Realty Corp.                           4,800      214,800
Lexington Corporate Properties Trust        10,300      207,957
RAIT Investment Trust                        8,500      217,600
---------------------------------------------------------------
                                                      1,256,050
---------------------------------------------------------------
Total Common Stocks                                  $2,418,562
---------------------------------------------------------------

Preferred Stock -- 41.0%
Ace Capital Trust                            8,000       211,120
ACE Ltd.                                    10,000       278,500
Alexandria Real Estate - REIT                3,000        84,300
AT&T Capital Corp.                          16,000       399,680
Boykin Lodging Co. - REIT                    1,200        34,560
Capital Automotive                           2,000        50,500
CBL & Associates Series B - REIT             6,000       328,800
CBL & Associates Series C - REIT             9,500       257,450
Corporate Backed Trust
   Certificates, 8.20%                       5,000       133,450
Corporate Backed Trust
   Certificates, 7.50%                       5,000       129,550
Corporate Backed Trust
   Certificates, 7.75%                       5,200       147,212
Corporate Office Series B - REIT             9,000       231,750
Corporate Office Trust - REIT                4,000       108,000
Corts-TR IV Safeco Cap I                     4,000       110,600
CPL Capital                                 10,000       253,000
Delphi Financial                             4,000       106,520

                                            Shares      Value
----------------------------------------------------------------

Preferred Stock -- 41.0% continued
Developers Divers Realty, 8.00% - REIT       2,000       $53,960
Developers Divers Realty, 8.60% - REIT       3,000        80,100
DQE Capital Corp.                            4,000       103,680
Duke Realty Corp.                           16,000       401,280
EIX Trust II                                16,000       407,040
Equity Inns, Inc.                            7,000       190,330
Equity Office Property's Trust - REIT        1,000        25,110
Everest Re Capital Trust                     3,000        82,500
Gables Residential Trust - REIT              8,000       214,000
Grand Metro Delaware, L.P                    6,000       160,080
Health Care, Inc. - REIT                    10,000       264,100
Huntington Preferred Capital, Inc. - REIT   10,400       293,280
IBC Capital Finance II                       5,000       138,800
Innkeepers USA Trust                        12,000       300,376
J.P. Morgan Chase & Co.                     14,100       707,643
Lehman Capital Trust I - REIT                3,500        88,725
Lexington Corporate Property
   Trust - REIT                              9,500       254,125
MBNA Capital                                 8,000       217,680
NAB Exchangeable Preferred Trust             1,000        25,090
Nexen, Inc.                                 12,000       313,800
Northrop Gruman Corp.                        1,500       155,550
OGE Energy Capital                           4,000       105,800
Oxy Capital Trust I                         18,000       451,440
Preferredplus Trust                         12,000       308,040
Provident Capital Trust III                  4,000       110,000
PS Business Parks, Inc. - REIT               4,000       107,440
Saturns - AWE                                5,800       167,214
Saturns - CZN                                5,000       138,000
Saturns - FON                               10,000       267,800
Southern Union Co.                          10,000       267,300
Telephone & Data Systems                     4,000       106,840
The Mills Corp.-REIT                        16,600       449,860
Tommy Hilfiger USA, Inc.                     4,000       104,480
TXU Capital I                               13,000       326,040
U.S. Cellular                                3,000        85,560
Unionbancal Financial Trust I                9,500       241,015
XL Capital Ltd.                              4,000       112,000
Zions Capital Trust B                        4,000       109,080
----------------------------------------------------------------
Total Preferred Stock                                $10,800,150
----------------------------------------------------------------

--------------------------------------------------------------------------------
Page 28                        Diamond Hill Funds Annual Report December 31,2003

                       Diamond Hill Strategic Income Fund
                       Schedule of Investments (Continued)
                                December 31,2003

                                             Shares        Value
------------------------------------------------------------------

Registered Investment Companies -- 5.0%
Blackrock Preferred Opportunity Trust        15,000     $  372,450
Conseco Strategic Income Fund                10,700        118,128
Corporate High Yield Fund                    11,375        109,200
Debt Strategies Fund,Inc.                     7,400         51,800
Eaton Vance Senior Income Trust               7,900         72,838
Evergreen Income Advantage Fund               7,000        110,250
Managed High Income Portfolio,Inc.           14,700        102,165
Putnam Master Intermediate Income Trust      15,000         99,000
Putnam Premier Income Trust                  15,000         98,850
Salomon Brothers Global Partners
   Income Fund                                6,300         96,390
Salomon Brothers High Income Fund II,Inc.     6,500         85,475
------------------------------------------------------------------
Total Registered Investment Companies                   $1,316,546
------------------------------------------------------------------

                                            Par Value      Value
------------------------------------------------------------------

Corporate Bonds -- 36.4%
Consumer,Cyclical -- 3.0%
Bowater,Inc.,9.00%,8/1/09                    $400,000     $443,725
Cox Communications,Inc.,
   7.50%,8/15/04                               25,000       25,836
Dana Corp.,10.13%,3/15/10                      75,000       87,375
Ford Motor Co.,8.88%,4/1/06                   212,000      234,882
------------------------------------------------------------------
                                                           791,818
------------------------------------------------------------------
Consumer,Non-Cyclical -- 2.1%
RJ Reynolds Tobacco Holdings,
   7.75%,5/15/06                              250,000      262,500
Royal Caribbean Cruises,
   8.75%,2/2/11                               250,000      282,500
------------------------------------------------------------------
                                                           545,000
------------------------------------------------------------------
Finance-- 8.4%
Ford Motor Credit Co.,5.35%,11/20/06          100,000      100,355
Ford Motor Credit Co.,9.50%,6/1/10            250,000      284,617
Ford Motor Credit Co.,7.50%,4/25/11           150,000      155,580
GATX Financial Corp.,6.88%,11/1/04             50,000       51,341
GATX Financial Corp.,7.75%,12/1/06            420,000      449,314
Morgan Stanley,4.50%,11/1/13                  275,000      271,711
Provident Bank,6.38%,1/15/04                  150,000      150,120
SLM Corp.,4.25%,10/1/10                       250,000      249,255
UBS Ag Structured,5.07%,6/20/08               500,000      500,491
------------------------------------------------------------------
                                                         2,212,784
------------------------------------------------------------------

Industrial -- 8.7%
D.R.Horton,Inc.,7.50%,12/1/07                 220,000      240,900
DPL,Inc.,8.25%,3/1/07                         250,000      272,500
Geogia-Pacific Corp.,7.50%,5/15/06             50,000       52,875
K.B.Home,7.75%,2/1/10                         225,000      238,500
------------------------------------------------------------------

                                             Shares       Value
------------------------------------------------------------------

Industrial -- 8.7% continued
K.B.Home,9.50%,2/15/11                        300,000   $  334,500
Standard Pacific Corp.,6.88%,5/15/11          150,000      155,250
Standard Pacific Corp.,7.75%,3/15/13          300,000      318,000
Toll Corp.,8.13%,2/1/09                       270,000      280,125
Toll Corp.,8.25%,2/1/11                       200,000      220,000
Toll Corp.,8.25%,12/1/11                      175,000      193,156
------------------------------------------------------------------
                                                         2,305,806
------------------------------------------------------------------
Manufacturing -- 2.4%
Avnet,Inc,7.88%,2/15/05                       200,000      209,000
Tyco International Group SA,
   6.13%,11/1/08                              100,000      107,000
Tyco International Group SA,
   6.75%,2/15/11                              280,000      305,900
------------------------------------------------------------------
                                                           621,900
------------------------------------------------------------------
Retail -- 6.2%
American Greetings,6.10%,8/1/28               480,000      492,000
Penney (J.C.) Co.,Inc.,6.00%,5/1/06           263,000      265,630
Penney (J.C.) Co.,Inc.,9.75%,6/15/21          236,000      245,735
Tommy Hilfiger Usa,Inc.,6.85%,6/1/08          200,000      200,500
Toys "R" Us,7.63%,8/1/11                      395,000      422,804
------------------------------------------------------------------
                                                         1,626,669
------------------------------------------------------------------
Technology -- 2.5%
Ametek,Inc.,7.20%,7/15/08                     100,000      109,250
Unisys Corp.,7.88%,4/1/08                     250,000      259,063
Unisys Corp.,6.88%,3/15/10                    275,000      297,687
------------------------------------------------------------------
                                                           666,000
------------------------------------------------------------------
Transportation -- 1.4%
General American Transportation,
   6.75%,5/1/09                               125,000      128,896
Northwest Air,Inc.,8.52%,4/7/04               250,000      251,250
------------------------------------------------------------------
                                              375,000      380,146
------------------------------------------------------------------
Utilities -- 1.7%
International Telephone,7.50%,7/1/11           40,000       40,060
PSEG Energy Holdings,9.13%,2/10/04             50,000       50,250
PSEG Energy Holdings,7.75%,4/16/07            175,000      185,718
PSEG Energy Holdings,8.63%,2/15/08            150,000      163,688
------------------------------------------------------------------
                                                           439,716
------------------------------------------------------------------
Total Corporate Bonds                                   $9,589,839
------------------------------------------------------------------

U.S.Government Agency Obligations -- 2.6%
FHLMC Step,3.00%,6/29/09                      275,000      274,874
FNMA,4.00%,8/26/16                            400,000      403,629
------------------------------------------------------------------
Total U.S.Government Agency
   Obligations                                            $678,503
------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 29

                Diamond Hill Strategic Income Fund
                Schedule of Investments (Continued)
                         December 31,2003

                                             Shares      Value
-----------------------------------------------------------------

Cash Equivalents -- 3.1%
First American Treasury
   Obligations Fund - Class A               812,357   $   812,357
-----------------------------------------------------------------
Total Investment Securities -- 98.0%
(Amortized Cost $24,912,685)                          $25,817,557

Other Assets In Excess
Of Liabilities -- 2.0%                                    533,680

-----------------------------------------------------------------
Net Assets -- 100.0%                                  $26,351,237
-----------------------------------------------------------------

REIT - Real Estate Investment Trust.
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Assoc.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 30                        Diamond Hill Funds Annual Report December 31,2003

                               Diamond Hill Funds
                       Statements of Assets & Liabilities
                                December 31,2003

                                                                                                            Short Term
                                                                                                  Bank &       Fixed       Strategic
                                                            Focus      Small Cap    Large Cap   Financial      Income       Income
                                                             Fund        Fund         Fund        Fund          Fund         Fund
---------------------------------------------------------------------------------------------  -------------------------------------
Assets
Investment Securities:
   At amortized cost                                     $19,935,518  $13,742,578  $5,826,838  $10,049,673  $5,959,641   $24,912,685
                                                         ---------------------------------------------------------------------------
   At market value                                       $24,149,374  $18,863,193  $7,290,764  $13,525,947  $5,972,808   $25,817,557
Deposits with brokers for securities sold short            4,818,772           --          --           --          --            --
Cash                                                              --           --          --      847,929         864            --
Receivable for securities sold                               653,229           --          --           --          --       702,622
Receivable for fund shares issued                            182,826      280,143      20,638       74,751          --       107,936
Receivable for dividends and interest                         50,761       29,750      10,916       21,087      61,405       240,594
                                                         ---------------------------------------------------------------------------
Total Assets                                              29,854,962   19,173,086   7,322,318   14,469,714   6,035,077    26,868,709
                                                         ---------------------------------------------------------------------------

Liabilities
Securities sold short,at value (proceeds $5,544,947)       7,186,102           --          --           --          --            --
Dividends payable                                                 --           --       1,002        3,991          --        20,149
Payable for securities purchased                                  --           --          --           --          --       450,582
Payable for dividends on securities sold short                16,985           --          --           --          --            --
Payable for fund shares redeemed                                  --           --         988           --          --         1,385
Payable to Investment Adviser                                 16,174       12,419       4,063       11,821       1,539        10,372
Accrued distribution and service fees                         21,142       22,653       5,489       11,856         282        25,649
Other accrued expenses and liabilities                         8,086        6,986       2,612        5,321       2,309         9,335
                                                         ---------------------------------------------------------------------------
Total Liabilities                                          7,248,489       42,058      14,154       32,989       4,130       517,472
                                                         ---------------------------------------------------------------------------

Net Assets                                               $20,606,473  $19,131,028  $7,308,164  $14,436,725  $6,030,947   $26,351,237
                                                         ---------------------------------------------------------------------------

Components of Net Assets
Paid-in capital                                          $20,253,463  $14,215,790  $6,280,955  $10,555,871  $6,038,011   $25,092,278
Distribution in excess of net investment income                   --           --          --           --     (17,634)           --
Accumulated net realized gains (losses) from
   investment transactions                                  (219,691)    (205,377)   (436,717)     404,580      (2,597)      354,087
Unrealized appreciation on investments                     2,572,701    5,120,615   1,463,926    3,476,274      13,167       904,872
                                                         ---------------------------------------------------------------------------
Net Assets                                               $22,606,473  $19,131,028  $7,308,164  $14,436,725  $6,030,947   $26,351,237
                                                         ---------------------------------------------------------------------------

Pricing of Class A Shares
Net assets attributable to Class A shares                $16,216,882  $11,918,511  $6,437,436  $12,462,586  $  472,918   $17,923,153
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)   1,380,727      708,562     622,558      695,416      47,229     1,547,656
                                                         ---------------------------------------------------------------------------
Net asset value and redemption price per share           $     11.75  $     16.82  $    10.34  $     17.92  $    10.01   $     11.58
                                                         ---------------------------------------------------------------------------
Maximum offering price per share                         $     12.47  $     17.85  $    10.97  $     19.01  $    10.29   $     12.16
                                                         ---------------------------------------------------------------------------


Pricing of Class C Shares
Net assets attributable to Class C shares                $ 6,389,591  $ 7,212,517  $  870,728  $ 1,974,139  $       --   $ 8,428,084
                                                         ---------------------------------------------------------------------------
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,no par value)      556,658      438,449      85,080      113,531          --       727,955
                                                         ---------------------------------------------------------------------------
Net asset value and redemption price per share/A/        $     11.48  $     16.45  $    10.23  $     17.39  $       --   $     11.58
                                                         ---------------------------------------------------------------------------
Maximum offering price per share                         $     11.60  $     16.62  $    10.33  $     17.57  $       --   $     11.70
                                                         -----------  -----------  -------------------------------------------------
Pricing of Class I Shares
Net assets attributable to Class I shares                $        --  $        --  $       --  $        --  $5,558,029   $        --
                                                         ---------------------------------------------------------------------------
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,no par value)           --           --          --           --     555,566            --
                                                         ---------------------------------------------------------------------------
Net asset value and redemption price per share           $        --  $        --  $       --  $        --  $    10.00   $        --
                                                         ---------------------------------------------------------------------------
Maximum offering price per share                         $        --  $        --  $       --  $        --  $    10.00   $        --
                                                         ---------------------------------------------------------------------------

/(A)/ Redemption price per share varies based upon holding period.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 31

                               Diamond Hill Funds
                            Statements of Operations
                      For the year ended December 31, 2003


                                                                                                            Short Term
                                                                                                 Bank &        Fixed      Strategic
                                                            Focus      Small Cap    Large Cap   Financial     Income       Income
                                                            Fund         Fund         Fund        Fund         Fund         Fund
---------------------------------------------------------------------------------------------  ------------------------------------
Investment Income:
Dividends                                                $  190,729   $   97,768   $   93,013  $  219,845    $ 20,836    $  515,048
Interest                                                     61,753       27,631        4,636      13,499     105,838       361,226
                                                         --------------------------------------------------------------------------
Total Investment Income                                     252,482      125,399       97,649     233,344     126,674       876,274
                                                         --------------------------------------------------------------------------

Expenses:
Investment Advisory fees                                    137,771      109,602       33,961     109,351      10,784        60,257
Administration fees                                          68,886       61,651       21,832      49,208      16,176        54,232
Distribution fees - Class A                                  30,104       20,127       10,778      22,628       1,373        22,800
Distribution and service fees - Class C                      30,374       56,754        4,667      12,305          --        29,454
Trustees fees                                                 2,000        2,000        2,000       2,000       2,000         2,000
Dividend expense on securities sold short                    16,985           --           --          --          --            --
                                                         --------------------------------------------------------------------------
Total Expenses                                              286,120      250,134       73,238     195,492      30,333       168,743
Fees waived and expenses reimbursed by the
   Investment Adviser                                        (2,000)      (2,000)      (2,000)     (2,000)     (2,000)       (2,000
                                                         --------------------------------------------------------------------------
Net Expenses                                                284,120      248,134       71,238     193,492      28,333       166,743
                                                         --------------------------------------------------------------------------

Net Investment Income (Loss)                                (31,638)    (122,735)      26,411      39,852      98,341       709,531
                                                         --------------------------------------------------------------------------

Realized and Unrealized Gains (Losses)
   on Investments
Net realized gains (losses) from security transactions      232,884     (180,776)      19,475   1,345,518      (3,046)      549,468
Net change in unrealized appreciation/depreciation
   on Investments                                         3,103,206    6,077,295    1,459,861   2,390,948      (9,909)      858,518
                                                         --------------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses)
   on Investments                                         3,336,090    5,896,519    1,479,336   3,736,466      (6,863)    1,407,986
                                                         --------------------------------------------------------------------------

Net Changes in Net Assets from Operations                $3,304,452   $5,773,784   $1,505,747  $3,776,318    $ 91,478    $2,117,517
                                                         --------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 32                        Diamond Hill Funds Annual Report December 31,2003

                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                                             Focus Fund                  Small Cap Fund
                                                                    ---------------------------   ---------------------------
                                                                    For the Year   For the Year   For the Year   For the Year
                                                                        Ended         Ended           Ended          Ended
                                                                    December 31,   December 31,   December 31,   December 31,
                                                                        2003           2002           2003           2002
                                                                    ---------------------------   ---------------------------
From Operations
Net investment loss                                                 $   (31,638)   $   (67,085)   $  (122,735)   $  (100,385)
Net realized gains (losses) from investment transactions                232,884       (275,469)      (180,776)       175,149
Net change in unrealized appreciation/depreciation on investments     3,103,206     (1,022,294)     6,077,295     (1,550,380)
                                                                    ---------------------------   ---------------------------
Net Change in Net Assets from Operations                              3,304,452     (1,364,848)     5,773,784     (1,475,616)
                                                                    ---------------------------   ---------------------------

Distributions to Shareholders
From net realized gains on investments - Class A                             --             --        (60,726)       (10,574)
From net realized gains on investments - Class C                             --             --        (38,074)        (7,901)
                                                                    ---------------------------   ---------------------------
Decrease in Net Assets from Distributions to Shareholders                    --             --        (98,800)       (18,475)
                                                                    ---------------------------   ---------------------------

From Capital Transactions
Class A
Proceeds from shares sold                                             6,620,918      6,873,928      4,717,961      4,067,924
Reinvested distributions                                                     --             --         55,393          9,771
Payments for shares redeemed                                         (4,504,896)    (5,232,106)    (2,793,897)    (2,108,380)
                                                                    ---------------------------   ---------------------------
Net Increase in Net Assets from Class A
   Share Transactions                                                 2,116,022      1,641,822      1,979,457      1,969,315
                                                                    ---------------------------   ---------------------------

Class C
Proceeds from shares sold                                             4,166,785        749,996      2,637,880      4,799,701
Reinvested distributions                                                     --             --         31,461          6,913
Payments for shares redeemed                                           (666,385)      (527,124)    (2,697,694)      (375,981)
                                                                    ---------------------------   ---------------------------
Net Increase (Decrease) in Net Assets from Class C
   Share Transactions                                                 3,500,400        222,872        (28,353)     4,430,633
                                                                    ---------------------------   ---------------------------

Total Increase in Net Assets                                          8,920,874        499,846      7,626,088      4,905,857

Net Assets
Beginning of year                                                    13,685,599     13,185,753     11,504,940      6,599,083
                                                                    ---------------------------   ---------------------------
End of year                                                         $22,606,473    $13,685,599    $19,131,028    $11,504,940
                                                                    ===========================   ===========================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 33

                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                                           Large Cap Fund            Bank & Financial Fund
                                                                    ---------------------------   ---------------------------
                                                                    For the Year   For the Year   For the Year   For the Year
                                                                        Ended         Ended          Ended          Ended
                                                                    December 31,   December 31,   December 31,   December 31,
                                                                        2003           2002           2003           2002
                                                                    ---------------------------   ---------------------------
From Operations
Net investment income                                                $   26,411     $   16,645    $    39,852    $    26,216
Net realized gains (losses) from investment transactions                 19,475       (456,153)     1,345,518      1,957,344
Net change in unrealized appreciation/depreciation on investments     1,459,861       (173,717)     2,390,948     (1,010,095)
                                                                    ---------------------------   ---------------------------
Net Change in Net Assets from Operations                              1,505,747       (613,225)     3,776,318        973,465
                                                                    ---------------------------   ---------------------------

Distributions to Shareholders
From net investment income - Class A                                    (26,310)       (16,645)       (39,852)       (24,017)
From net investment income - Class C                                       (332)            --             --         (2,199)
From net realized gains on investments - Class A                             --        (26,705)      (843,497)    (1,406,961)
From net realized gains on investments - Class C                             --         (2,118)      (141,927)      (111,201)
                                                                    ---------------------------   ---------------------------
Decrease in Net Assets from Distributions to Shareholders               (26,642)       (45,468)    (1,025,276)    (1,544,378)
                                                                    ---------------------------   ---------------------------

From Capital Transactions
Class A
Proceeds from shares sold                                             2,745,439      1,965,588      3,489,934     17,192,340
Reinvested distributions                                                 25,390         40,297        807,819      1,301,822
Payments for shares redeemed                                           (952,674)      (893,403)    (4,251,333)   (21,261,818)
                                                                    ---------------------------   ---------------------------
Net Increase (Decrease) in Net Assets from Class A
   Share Transactions                                                 1,818,155      1,112,482         46,420     (2,767,656)
                                                                    ---------------------------   ---------------------------

Class C
Proceeds from shares sold                                               784,890         71,114        842,497        771,094
Reinvested distributions                                                    308          1,980        105,945        107,386
Payments for shares redeemed                                           (334,046)       (11,093)       (78,803)      (111,320)
                                                                    ---------------------------   ---------------------------
Net Increase in Net Assets from Class C
   Share Transactions                                                   451,152         62,001        869,639        767,160
                                                                    ---------------------------   ---------------------------

Total Increase (Decrease) in Net Assets                               3,748,412        515,790      3,667,101     (2,571,409)

Net Assets
Beginning of year                                                     3,559,752      3,043,962     10,769,624     13,341,033
                                                                    ---------------------------   ---------------------------
End of year                                                          $7,308,164     $3,559,752    $14,436,725    $10,769,624
                                                                    ===========================   ===========================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 34                       Diamond Hill Funds Annual Report December 31, 2003

                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                              Short Term                    Strategic
                                                             Fixed Income                     Income
                                                                Fund                           Fund
                                                     ---------------------------   ---------------------------
                                                     For the Year   For the Year   For the Year   For the Year
                                                         Ended          Ended          Ended          Ended
                                                     December 31,   December 31,   December 31,   December 31,
                                                         2003         2002/(A)/        2003         2002/(B)/
                                                     ---------------------------   ---------------------------
From Operations
Net investment income                                 $    98,341   $   51,622      $   709,531   $   25,441
Net realized gains (losses) from investment
   transactions                                             3,046       (5,643)         549,468        5,410
Net change in unrealized appreciation/depreciation
   on investments                                          (9,909)      23,076          858,518       46,354
                                                     ---------------------------   ---------------------------
Net Change in Net Assets from Operations                   91,478       69,055        2,117,517       77,205
                                                     ---------------------------   ---------------------------
Distributions to Shareholders
From net investment income - Class A                      (15,150)     (14,738)        (549,681)     (24,994)
From net investment income - Class C                           --           --         (159,850)        (447)
From net investment income - Class I                     (100,825)     (36,884)              --           --
From net realized gains on investments - Class A               --           --         (136,498)      (2,876)
From net realized gains on investments - Class C               --           --          (61,355)         (62)
                                                     ---------------------------   ---------------------------
Decrease in Net Assets from Distributions to
   Shareholders                                          (115,975)     (51,622)        (907,384)     (28,379)
                                                     ---------------------------   ---------------------------

From Capital Transactions
Class A
Proceeds from shares sold                                 328,829    1,567,180       14,442,711    2,073,583
Reinvested distributions                                   15,004        9,686          640,414       20,608
Payments for shares redeemed                             (585,943)    (858,717)        (196,825)     (50,050)
                                                     ---------------------------   ---------------------------
Net Increase (Decrease) in Net Assets from Class A
   Share Transactions                                    (242,110)     718,149       14,886,300    2,044,141
                                                     ---------------------------   ---------------------------

Class C
Proceeds from shares sold                                      --           --        8,291,544       92,527
Reinvested distributions                                       --           --          147,547          322
Payments for shares redeemed                                   --           --         (370,103)          --
                                                     ---------------------------   ---------------------------
Net Increase in Net Assets from Class C
   Share Transactions                                          --           --        8,068,988       92,849
                                                     ---------------------------   ---------------------------

Class I
Proceeds from shares sold                               5,400,000    2,759,182               --           --
Reinvested distributions                                   99,941       28,063               --           --
Payments for shares redeemed                           (2,328,483)    (396,731)              --           --
                                                     ---------------------------   ---------------------------
Net Increase in Net Assets from Class I
   Share Transactions                                   3,171,458    2,390,514               --           --
                                                     ---------------------------   ---------------------------

Total Increase in Net Assets                            2,904,851    3,126,096       24,165,421    2,185,816

Net Assets
Beginning of period                                     3,126,096           --        2,185,816           --
                                                     ---------------------------   ---------------------------
End of period                                         $ 6,030,947   $3,126,096      $26,351,237   $2,185,816
                                                     ===========================   ===========================

/(A)/ Represents the period from commencement of operations (June 28, 2002) for Class A and Class I shares, respectively, through December 31, 2002.

/(B)/ Represents the period from commencement of operations (September 30, 2002) for Class A and Class C shares, respectively, through December 31, 2002.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 35

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                                Year Ended     Year Ended     Period Ended   Period Ended
                                                               December 31,   December 31,    December 31,   February 28,
Diamond Hill Focus Fund - Class A                                  2003           2002          2001/(A)/      2001/(B)/
                                                               ----------------------------------------------------------
Net asset value at beginning of period                           $  9.56        $ 10.67      $ 11.44         $ 10.00
                                                               ----------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                             (0.01)         (0.06)       (0.04)             --
   Net realized and unrealized gains (losses) on investments        2.20          (1.05)       (0.56)           1.44
                                                               ----------------------------------------------------------
Total from investment operations                                    2.19          (1.11)       (0.60)           1.44
                                                               ----------------------------------------------------------
Distributions from net realized gains                                 --             --        (0.17)             --
                                                               ----------------------------------------------------------
Net asset value at end of period                                 $ 11.75        $  9.56      $ 10.67         $ 11.44
                                                               ==========================================================
Total return/(C)/                                                  22.91%        (10.40%)      (5.20%)/(D)/    14.43%/(D)/
                                                               ==========================================================
Net assets at end of period (000s)                               $16,217        $11,518      $10,988         $10,352
                                                               ==========================================================
Ratio of net expenses to average net assets,excluding
   dividends on securities sold short                               1.59%          1.51%        1.67%           1.75%
Ratio of dividend expense on securities sold short                  0.04%          0.09%          --              --
                                                               ----------------------------------------------------------
Ratio of net expenses to average net assets                         1.63%          1.60%        1.67% /(E)/     1.75%/(E)/
                                                               ----------------------------------------------------------
Ratio of net investment loss to average net assets                 (0.07%)        (0.39%)      (0.46%)/(E)/    (0.05%)/(E)/
Ratio of gross expenses to average net assets                       1.64%          1.63%        1.69% /(E)/     1.85%/(E)/
Portfolio turnover rate                                                9%            46%          66% /(E)/       49%/(E)/

/(A)/ Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

/(B)/ Class A commenced operations on June 30, 2000. The Fund did not open to shareholders until August 3, 2000. Financial Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.

/(C)/ Total returns shown exclude the effect of applicable sales charges.

/(D)/ Not annualized.

/(E)/ Annualized.

                                                                Year Ended     Year Ended    Period Ended   Period Ended
                                                               December 31,   December 31,   December 31,   February 28,
Diamond Hill Focus Fund - Class C                                  2003           2002         2001/(A)/      2001/(B)/
                                                               ---------------------------------------------------------
Net asset value at beginning of period                           $ 9.42         $ 10.60      $11.44         $11.80
                                                               ---------------------------------------------------------
Loss from investment operations:
   Net investment loss                                            (0.04)          (0.29)      (0.07)            --
   Net realized and unrealized gains (losses) on investments       2.10           (0.89)      (0.60)         (0.36)
                                                               ---------------------------------------------------------
Total from investment operations                                   2.06           (1.18)      (0.67)         (0.36)
                                                               ---------------------------------------------------------
Distributions from net realized gains                                --              --       (0.17)            --
                                                               ---------------------------------------------------------
Net asset value at end of period                                 $11.48         $  9.42      $10.60         $11.44
                                                               =========================================================
Total return/(C)/                                                 21.87%         (11.13%)     (5.81%)/(D)/   (3.05%)/(D)/
                                                               =========================================================
Net assets at end of period (000s)                               $6,390         $ 2,168      $2,198         $  349
                                                               =========================================================
Ratio of net expenses to average net assets,excluding
   dividends on securities sold short                              2.34%           2.09%       2.38%          2.50%
Ratio of dividend expense on securities sold short                 0.40%           0.26%         --             --
                                                               ---------------------------------------------------------
Ratio of net expenses to average net assets                        2.74%           2.35%       2.38%/(E)/     2.50%/(E)/
                                                               ---------------------------------------------------------
Ratio of net investment income (loss) to average net assets       (0.75%)         (1.15%)     (1.15%)/(E)/    1.57%/(E)/
Ratio of gross expenses to average net assets                      2.78%           2.38%       2.41%/(E)/     4.10%/(E)/
Portfolio turnover rate                                               9%             46%         66%/(E)/       49%/(E)/

/(A)/ Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

/(B)/ Class C commenced operations on February 13, 2001.

/(C)/ Total returns shown exclude the effect of applicable sales charges.

/(D)/ Not annualized.

/(E)/ Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 36                       Diamond Hill Funds Annual Report December 31, 2003

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                                Year Ended     Year Ended    Period Ended   Period Ended
                                                               December 31,   December 31,   December 31,   February 28,
Diamond Hill Small Cap Fund - Class A                              2003           2002         2001/(A)/      2001/(B)/
                                                               =========================================================
Net asset value at beginning of period                           $ 11.26         $12.29      $11.26         $10.00
                                                               ---------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                    (0.06)         (0.17)      (0.03)          0.02
   Net realized and unrealized gains (losses) on investments        5.71          (0.84)       1.31           1.24
                                                               ---------------------------------------------------------
Total from investment operations                                    5.65          (1.01)       1.28           1.26
                                                               ---------------------------------------------------------
Less Distributions:
   Dividends from net investment income                               --             --       (0.01)            --
   Distributions from net realized gains                           (0.09)         (0.02)      (0.24)            --
                                                               ---------------------------------------------------------
Total distributions                                                (0.09)         (0.02)      (0.25)            --
                                                               ---------------------------------------------------------
Net asset value at end of period                                 $ 16.82         $11.26      $12.29         $11.26
                                                               =========================================================
Total return/(C)/                                                  50.18%         (8.23%)     11.42%/(D)/    12.60%/(D)/
                                                               =========================================================
Net assets at end of period (000s)                               $11,919         $6,603      $5,315         $1,657
                                                               =========================================================
Ratio of net expenses to average net assets                         1.50%          1.50%       1.58%/(E)/     1.75%/(E)/
Ratio of net investment income (loss) to average net assets        (0.57%)        (0.70%)     (0.35%)/(E)/    2.71%/(E)/
Ratio of gross expenses to average net assets                       1.51%          1.53%       1.67%/(E)/     2.94%/(E)/
Portfolio turnover rate                                               53%            49%         43%/(E)/        3%/(E)/

/(A)/ Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

/(B)/ Class A commenced operations on December 29,2000. The Fund did not open to shareholders until February 7, 2001. Financial Highlights for the period from December 29, 2000 to February 6, 2001, relate only to the initial shareholder.

/(C)/ Total returns shown exclude the effect of applicable sales charges.

/(D)/ Not annualized.

/(E)/ Annualized.

                                                                Year Ended     Year Ended    Period Ended   Period Ended
                                                               December 31,   December 31,   December 31,   February 28,
Diamond Hill Small Cap Fund - Class C                              2003           2002         2001/(A)/      2001/(B)/
                                                               =========================================================
Net asset value at beginning of period                           $11.09          $12.21      $11.26         $11.39
                                                               ---------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                            (0.18)          (0.23)      (0.05)            --
   Net realized and unrealized gains (losses) on investments       5.63           (0.87)       1.24          (0.13)
                                                               ---------------------------------------------------------
Total from investment operations                                   5.45           (1.10)       1.19          (0.13)
                                                               ---------------------------------------------------------
   Distributions from net realized gains                          (0.09)          (0.02)      (0.24)            --
                                                               ---------------------------------------------------------
Net asset value at end of period                                 $16.45          $11.09      $12.21         $11.26
                                                               =========================================================
Total return/(C)/                                                 49.15%          (9.02%)     10.66%/(D)/    (1.14%)/(D)/
                                                               =========================================================
Net assets at end of period (000s)                               $7,213          $4,902      $1,284         $   20
                                                               =========================================================
Ratio of net expenses to average net assets                        2.25%           2.25%       2.26%/(E)/     2.50%/(E)/
Ratio of net investment income (loss) to average net assets       (1.35%)         (1.40%)     (1.15%)/(E)/    0.80%/(E)/
Ratio of gross expenses to average net assets                      2.26%           2.28%       2.35%/(E)/     3.97% (E)/
Portfolio turnover rate                                              53%             49%         43%/(E)/        3% (E)/

/(A)/ Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

/(B)/ Class C commenced operations on February 20, 2001.

/(C)/ Total returns shown exclude the effect of applicable sales charges.

/(D)/ Not annualized.

/(E)/ Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 37

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                                Year Ended     Year Ended    Period Ended
                                                               December 31,   December 31,   December 31,
Diamond Hill Large Cap Fund - Class A                              2003           2002         2001/(A)/
                                                               ------------------------------------------
Net asset value at beginning of period                            $ 7.87        $ 10.06      $10.00
                                                               ------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.04           0.04        0.01
   Net realized and unrealized gains (losses) on investments        2.47          (2.13)       0.06
                                                               ------------------------------------------
Total from investment operations                                    2.51          (2.09)       0.07
                                                               ------------------------------------------
Less Distributions:
   Dividends from net investment income                            (0.04)         (0.04)      (0.01)
   Distributions from net realized gains                              --          (0.06)         --
                                                               ------------------------------------------
Total distributions                                                (0.04)         (0.10)      (0.01)
                                                               ------------------------------------------
Net asset value at end of period                                  $10.34        $  7.87      $10.06
                                                               ==========================================
Total return/(B)/                                                  31.92%        (20.74%)      0.69%/(C)/
                                                               ==========================================
Net assets at end of period (000s)                                $6,437        $ 3,300      $2,782
                                                               ==========================================
Ratio of net expenses to average net assets                         1.39%          1.40%       1.40%/(D)/
Ratio of net investment income to average net assets                0.62%          0.62%       0.38%/(D)/
Ratio of gross expenses to average net assets                       1.42%          1.46%       1.57%/(D)/
Portfolio turnover rate                                               32%            71%         19%/(D)/

/(A)/ Class A commenced operations on June 29, 2001.

/(B)/ Total returns shown exclude the effect of applicable sales charges.

/(C)/ Not annualized.

/(D)/ Annualized.

                                                                Year Ended     Year Ended    Period Ended
                                                               December 31,   December 31,   December 31,
Diamond Hill Large Cap Fund - Class C                              2003           2002         2001/(A)/
                                                               ------------------------------------------
Net asset value at beginning of period                           $ 7.81         $ 10.06      $ 8.87
                                                               ------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                               --              --       (0.01)
   Net realized and unrealized gains (losses) on investments       2.42           (2.19)       1.20
                                                               ------------------------------------------
Total from investment operations                                   2.42           (2.19)       1.19
                                                               ------------------------------------------
Distributions from net realized gains                                --           (0.06)         --
                                                               ------------------------------------------
Net asset value at end of period                                 $10.23         $  7.81      $10.06
                                                               ==========================================
Total return/(B)/                                                 31.04%         (21.73%)     13.42%/(C)/
                                                               ==========================================
Net assets at end of period (000s)                               $  871         $   260      $  262
                                                               ==========================================
Ratio of net expenses to average net assets                        2.14%           2.15%       2.15%/(D)
Ratio of net investment income (loss) to average net assets       (0.14%)         (0.10%)     (0.41%)/(D)/
Ratio of gross expenses to average net assets                      2.36%           2.81%       2.32%/(D)/
Portfolio turnover rate                                              32%             71%         19%/(D)/

/(A)/ Class C commenced operations on September 25, 2001.

/(B) Total returns shown exclude the effect of applicable sales charges.

/(C)/ Not annualized.

/(D)/ Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 38                       Diamond Hill Funds Annual Report December 31, 2003

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                       Year Ended     Year Ended    Period Ended       Year Ended     Year Ended        Year Ended
Diamond Hill Bank & Financial Fund -  December 31,   December 31,   December 31,      February 28,   February 29,      February 28,
   Class A                                2003           2002         2001/(A)/           2001           2000              1999
====================================================================================================================================
Net asset value at beginning of
   period                                $ 13.63        $14.25        $ 11.85           $  9.40        $ 10.72            $ 12.75
                                      ---------------------------------------------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income (loss)             0.07          0.03             --             (0.02)         (0.06)             (0.15)
   Net realized and unrealized
      gains (losses) on investments         5.60          1.58           2.40              2.47          (1.19)             (1.22)
                                      ---------------------------------------------------------------------------------------------
Total from investment operations            5.67          1.61           2.40              2.45          (1.25)             (1.37)
                                      ---------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment
      income                               (0.06)        (0.03)            --                --             --                 --
   Distributions from net realized
      gains                                (1.32)        (2.20)            --                --          (0.07)             (0.66)
                                      ---------------------------------------------------------------------------------------------
Total distributions                        (1.38)        (2.23)            --                --          (0.07)             (0.66)
                                      ---------------------------------------------------------------------------------------------
Net asset value at end of period         $ 17.92        $13.63        $ 14.25           $ 11.85        $  9.40            $ 10.72
                                      =============================================================================================
Total return/(B)/                          41.85%        11.22%         20.25%/(C)/       26.06%        (11.75%)/(C)/      (10.79%)
                                      =============================================================================================
Net assets at end of period (000s)       $12,463        $9,983        $13,214           $11,772        $ 9,411            $15,716
                                      =============================================================================================
Ratio of net expenses to average
   net assets                               1.68%         1.70%          1.72%/(D)/        1.81%          2.17%/(D)/         2.50%
Ratio of net investment income
   (loss) to average net assets             0.45%         0.20%         (0.03%)/(D)/      (0.25%)        (0.40%)/(D)/       (1.27%)
Ratio of gross expenses to average
   net assets                               1.69%         1.72%          1.74%/(D)/        1.88%          2.26%/(D)/         2.50%
Portfolio turnover rate                       53%          104%            52%/(D)/         142%           119%/(D)/           54%

/(A)/ Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

/(B)/ Total returns shown exclude the effect of applicable sales charges.

/(C)/ Not annualized.

/(D)/ Annualized.

                                                 Year Ended     Year Ended     Period Ended    Year Ended     Period Ended
                                                December 31,   December 31,    December 31,   February 28,    February 29,
Diamond Hill Bank & Financial Fund - Class C        2003           2002         2001/(A)/        2001          2000/(B)/
                                                ===========================================================================
Net asset value at beginning of period             $13.31         $14.05      $11.72             $ 9.34      $ 11.23
Income (loss) from investment operations:
Net investment income (loss)                        (0.06)          0.04       (0.11)             (0.07)       (0.05)
   Net realized and unrealized gains (losses)
      on investments                                 5.46           1.46        2.44               2.45        (1.77)
                                                ---------------------------------------------------------------------------
Total from investment operations                     5.40           1.50        2.33               2.38        (1.82)
                                                ---------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                --          (0.04)         --                 --           --
   Distributions from net realized gains            (1.32)         (2.20)         --                 --        (0.07)
                                                ---------------------------------------------------------------------------
Total distributions                                 (1.32)         (2.24)         --                 --        (0.07)
                                                ---------------------------------------------------------------------------
Net asset value at end of period                   $17.39         $13.31      $14.05             $11.72      $  9.34
                                                ===========================================================================
Total return/(C)/                                   40.85%         10.55%      19.88%/(D)/        25.48%      (16.29%)/(D)/
                                                ===========================================================================
Net assets at end of period (000s)                 $1,974         $  787      $  127             $  129      $    71
                                                ===========================================================================
Ratio of net expenses to average net assets          2.45%          2.45%       2.47%/(E)/         2.56%        2.74% /(E)/
Ratio of net investment loss to average net
   assets                                           (0.30%)         0.49%      (0.77%)/(E)/       (0.97%)      (0.82%)/(E)/
Ratio of gross expenses to average net assets        2.53%          2.47%       2.49%/(E)/         2.63%        2.84% /(E)/
Portfolio turnover rate                                53%           104%         52%/(E)/          142%         119% /(E)/

/(A)/ Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

/(B)/ Class C commenced operations on June 3, 1999.

/(C)/ Total returns shown exclude the effect of applicable sales charges.

/(D)/ Not annualized.

/(E)/ Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 39

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout the period.

                                                          Class A       Class A          Class I       Class I
                                                       Period Ended   Period Ended     Year Ended    Period Ended
                                                       December 31,   December 31,    December 31,   December 31,
Diamond Hill Short Term Fixed Income Fund                  2003         2002/(A)/         2003         2002(A)
                                                       ----------------------------------------------------------
Net asset value at beginning of period                    $10.08        $10.00           $10.08      $10.00
                                                       ----------------------------------------------------------
Income from investment operations:
   Net investment income                                    0.27          0.18             0.31        0.19
   Net realized and unrealized gains on investments        (0.07)         0.08            (0.08)       0.08
                                                       ----------------------------------------------------------
Total from investment operations                            0.20          0.26             0.23        0.27
                                                       ----------------------------------------------------------
Dividends from net investment income                       (0.27)        (0.18)           (0.31)      (0.19)
                                                       ----------------------------------------------------------
Net asset value at end of period                          $10.01        $10.08           $10.00      $10.08
                                                       ==========================================================
Total return/(B)/                                           2.04%         2.60%/(C)/       2.29%       2.70%/(C)/
                                                       ==========================================================
Net assets at end of period (000s)                        $  473        $  719           $5,558      $2,407
                                                       ==========================================================
Ratio of net expenses to average net assets                 1.00%         1.00%/(D)/       0.75%       0.75%/(D)/
Ratio of net investment income to average net assets        2.79%         1.82%/(D)/       3.29%       1.89%/(D)/
Ratio of gross expenses to average net assets               1.19%         1.04%/(D)/       0.78%       0.79%/(D)/
Portfolio turnover rate                                      118%           71%/(D)/        118%         71%/(D)/

/(A)/ Represents the period from commencement of operations (June 28, 2002) through December 31, 2002.

/(B)/ Total returns shown exclude the effect of applicable sales charges.

/(C)/ Not annualized.

/(D)/ Annualized.

See accompanying notes to financial statements.

                                                          Class A       Class A          Class C       Class C
                                                       Period Ended   Period Ended     Year Ended    Period Ended
                                                       December 31,   December 31,    December 31,   December 31,
Diamond Hill Strategic Income Fund                         2003        2002/(A)/          2003         2002/(A)/
                                                       ----------------------------------------------------------
Net asset value at beginning of period                    $ 10.28       $10.00           $10.28      $10.00
                                                       ----------------------------------------------------------
Income from investment operations:
   Net investment income                                     0.67         0.15             0.60        0.19
   Net realized and unrealized gains on investments          1.39         0.30             1.39        0.30
                                                       ----------------------------------------------------------
Total from investment operations                             2.06         0.45             1.99        0.49
                                                       ----------------------------------------------------------
Less distributions
   Dividends from net investment income                     (0.67)       (0.15)           (0.60)      (0.19)
   Distributions from net realized gains                    (0.09)       (0.02)           (0.09)      (0.02)
                                                       ----------------------------------------------------------
Total distributions                                         (0.76)       (0.17)           (0.69)      (0.21)
                                                       ----------------------------------------------------------
Net asset value at end of period                          $ 11.58       $10.28           $11.58      $10.28
                                                       ==========================================================
Total return/(B)/                                           20.67%        4.49%/(C)/      19.86%       4.85%/(C)/
                                                       ==========================================================
Net assets at end of period (000s)                        $17,923       $2,092           $8,428      $   94
                                                       ==========================================================
Ratio of net expenses to average net assets                  1.19%        1.20%/(D)/       1.93%       1.95%/(D)/
Ratio of net investment income to average net assets         6.01%        1.76%/(D)/       5.39%       2.64%/(D)/
Ratio of gross expenses to average net assets                1.21%        1.23%/(D)/       1.97%       1.98%/(D)/
Portfolio turnover rate                                        83%          77%/(D)/         83%         77%/(D)/

/(A)/ Represents the period from commencement of operations (September 30, 2002) through December 31, 2002.

/(B)/ Total returns shown exclude the effect of applicable sales charges.

/(C)/ Not annualized.

/(D)/ Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 40                        Diamond Hill Funds Annual Report December 31,2003

                               Diamond Hill Funds
                          Notes to Financial Statements
                                December 31,2003

Organization

The Diamond Hill Focus Fund ("Focus Fund"), Diamond Hill Small Cap Fund ("Small Cap Fund"), Diamond Hill Large Cap Fund ("Large Cap Fund"), Diamond Hill Bank & Financial Fund ("Bank& Financial Fund"), Diamond Hill Short Term Fixed Income Fund ("Fixed Income Fund") and Diamond Hill Strategic Income Fund ("Strategic Income Fund") are each a series of the Diamond Hill Funds (the "Trust") (each a "Fund" and collectively the "Funds"). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended (the " 1940 Act") as an open-end, management investment company. Each Fund is a diversified series of the trust.

Except for the Fixed Income Fund and the Strategic Income Fund, the Funds' investment objectives are to provide shareholders with long-term capital appreciation. The investment objective of the Fixed Income Fund is to provide total return consistent with current income and preservation of capital. The investment objective of the Strategic Income Fund is to provide current income. The Focus Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally focuses its investments in a core of 20 to 30 companies. The Fund will from time to time sell securities short. The Fund will not make a short sale if, immediately before the transaction the market value of all securities sold short exceeds 35% of the value of the Fund's net assets. The Small Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its net assets in small capitalization companies, defined as those companies with a market capitalization below $2 billion or those companies included in the Russell 2000 Index. The Large Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in large capitalization companies, defined as those companies with a market capitalization of $2 billion or greater or those companies included in the Russell 1000 Index. The Bank & Financial Fund pursues its objective by normally investing at least 80% of its assets in equity securities of banks, lending institutions, and financial services companies believed by the Fund's investment adviser to offer superior prospects for long-term growth. The Fund will from time to time sell securities short. The Fixed Income Fund pursues its objective by primarily investing in short-and intermediate-term, investment grade debt securities. The Fund mainly invests in mortgage-backed and asset-backed debt securities with short to intermediate remaining maturities; short- and intermediate-term U.S. government and agency debt obligations; and investment grade corporate debt securities (or unrated debt securities which the Fund's investment adviser determines to be of comparable quality) with short to intermediate remaining maturities. The Strategic Income Fund pursues its objective by primarily investing in income-producing securities including investment-grade corporate bonds, preferred stocks of any market capitalization, non-investment grade corporate bonds, real estate investment trusts ("REITs"), convertible preferred income-producing securities, mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities and U.S. Government and agency securities.

The Funds offer two classes of shares (Class A and Class C, except for the Fixed Income Fund which offers Class A and Class I shares). The Class A and Class C shares are subject to initial sales charges imposed at the time of purchase. Certain redemptions of Class C shares made within one year of purchase are subject to contingent deferred sales charges, in accordance with the Funds' prospectus. Class I shares are not subject to a sales charge. Each class of shares for each Fund has identical rights and privilege except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time.) Securities which are traded on Securities which are traded on stock exchanges or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31,2003                       Page 41

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                                December 31,2003

the-counter market except when, in the investment adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If market prices are not available, or if an event occurs after the close of the trading market (but before the Fund calculates its NAV) that materially affect the values, assets may be valued at their fair value in accordance with procedures adopted by the Board of Trustees.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the investment adviser believes such prices accurately reflect the fair value of the security.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Short sales - The Focus Fund, Bank & Financial Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale.

Restricted cash - Cash received from short securities is maintained by brokers and is used to meet margin requirements for short calls. It is included as deposit with brokers for securities sold short on the statement of assets & liabilities.

Repurchase agreements - In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Federal income taxes - Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders - The Funds will declare and pay, if any, all net investment income, net long-term and net short-term capital gains on an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions - The Funds record security transactions on a trade date basis. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized using the daily effective yield method.

--------------------------------------------------------------------------------
Page 42                        Diamond Hill Funds Annual Report December 31,2003

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                                December 31,2003

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares without par value. Transactions in capital shares were as follows:

                                                               Focus Fund
                                        ---------------------------------------------------------
                                                  Class A                       Class C
                                        ---------------------------   ---------------------------
                                            Year           Year           Year           Year
                                           Ended           Ended          Ended          Ended
                                        December 31,   December 31,   December 31,   December 31,
Shares                                      2003           2002           2003           2002
                                        ---------------------------   ---------------------------
Issued                                     632,778        682,380       392,608        74,757
Redeemed                                  (456,822)      (507,244)      (66,137)       (51,882)
                                        ---------------------------   ---------------------------
Net increase in shares outstanding         175,956        175,136       326,471         22,875
Shares outstanding, beginning of year    1,204,771      1,029,635       230,187        207,312
                                        ---------------------------   ---------------------------
Shares outstanding, end of year          1,380,727      1,204,771       556,658        230,187

                                                              Small Cap Fund
                                        ---------------------------------------------------------
                                                  Class A                       Class C
                                        ---------------------------   ---------------------------
                                            Year           Year           Year           Year
                                            Ended          Ended          Ended          Ended
                                        December 31,   December 31,   December 31,   December 31,
Shares                                      2003           2002           2003           2002
                                        ---------------------------   ---------------------------
Issued                                     333,349        330,453        189,406       369,603
Reinvested                                   3,386            879          1,966           631
Redeemed                                  (214,787)      (177,365)      (194,823)      (33,449)
                                        ---------------------------   ---------------------------
Net increase (decrease) in shares
   outstanding                             121,948        153,967         (3,451)      336,785
Shares outstanding, beginning of year      586,614        432,647        441,900       105,115
                                        ---------------------------   ---------------------------
Shares outstanding, end of year            708,562        586,614        438,449       441,900
                                        ---------------------------   ---------------------------

                                                              Large Cap Fund
                                        ---------------------------------------------------------
                                                  Class A                       Class C
                                        ---------------------------   ---------------------------
                                            Year           Year           Year           Year
                                            Ended          Ended          Ended          Ended
                                        December 31,   December 31,   December 31,   December 31,
Shares                                      2003           2002           2003           2002
                                        ---------------------------   ---------------------------
Issued                                     312,773        241,284         90,686         8,280
Reinvested                                   2,457          5,096             30           253
Redeemed                                  (112,141)      (103,365)       (38,871)       (1,334)
                                        ---------------------------   ---------------------------
Net increase in shares outstanding         203,089        143,015         51,845         7,199
Shares outstanding, beginning of year      419,469        276,454         33,235        26,036
                                        ---------------------------   ---------------------------
Shares outstanding, end of year            622,558        419,469         85,080        33,235
                                        ---------------------------   ---------------------------

                                                          Bank & Financial Fund
                                        ---------------------------------------------------------
                                                  Class A                       Class C
                                        ---------------------------   ---------------------------
                                             Year           Year           Year           Year
                                            Ended          Ended          Ended          Ended
                                        December 31,   December 31,   December 31,   December 31,
Shares                                      2003           2002           2003           2002
                                        ---------------------------   ---------------------------
Issued                                     217,138       1,064,199        53,252        49,497
Reinvested                                  46,038          94,895         6,250         8,009
Redeemed                                  (300,166)     (1,354,052)       (5,047)       (7,480)
                                        ---------------------------   ---------------------------
Net increase (decrease) in shares
   outstanding                             (36,990)       (194,958)       54,455        50,026
Shares outstanding, beginning of year      732,406         927,364        59,076         9,050
                                        ---------------------------   ---------------------------
Shares outstanding, end of year            695,416         732,406       113,531        59,076
                                        ---------------------------   ---------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 43

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                                December 31,2003

                                                       Short Term Fixed Income Fund
                                        ---------------------------------------------------------
                                                  Class A                       Class I
                                        ---------------------------   ---------------------------
                                            Year          Period          Year         Period
                                            Ended          Ended          Ended         Ended
                                        December 31,   December 31,   December 31,   December 31,
Shares                                      2003         2002/(A)/        2003         2002/(A)/
                                        ---------------------------   ---------------------------
Issued                                      32,706        155,892        538,662        275,485
Reinvested                                   1,493            962          9,962          2,787
Redeemed                                   (58,298)       (85,526)      (231,916)       (39,414)
                                        ---------------------------   ---------------------------
Net increase (decrease) in shares
   outstanding                             (24,099)        71,328        316,708        238,858
Shares outstanding, beginning of year       71,328             --        238,858             --
                                        ---------------------------   ---------------------------
Shares outstanding, end of year             47,229         71,328        555,566        238,858
                                        ---------------------------   ---------------------------

/(A)/ Represents the period from June 28, 2002 through December 31, 2002.

                                                         Strategic Income Fund
                                        ---------------------------------------------------------
                                                  Class A                       Class C
                                        ---------------------------   ---------------------------
                                             Year         Period           Year         Period
                                            Ended          Ended          Ended          Ended
                                        December 31,   December 31,   December 31,   December 31,
Shares                                       2003        2002/(A)/       2003          2002/(A)/
                                        ---------------------------   ---------------------------
Issued                                    1,304,876       206,511        738,922         9,061
Reinvested                                   56,609         2,014         12,951            31
Redeemed                                    (17,303)       (5,051)       (33,010)           --
                                        ---------------------------   ---------------------------
Net increase in shares outstanding        1,344,182       203,474        718,863         9,092
Shares outstanding,beginning of
   period                                   203,474            --          9,092            --
                                        ---------------------------   ---------------------------
Shares outstanding,end of period          1,547,656       203,474        727,955         9,092
                                        ---------------------------   ---------------------------

/(A)/ Represents the period from September 30, 2002 through December 31, 2002.

Investment Transactions

For the year ended December 31,2003,the purchases and sales of investment securities (excluding short-term securities and U.S.government obligations) were as follows:

-------------------------------------------------------
                                Purchases       Sales
-------------------------------------------------------
Focus Fund                     $ 1,007,581   $1,458,917
-------------------------------------------------------
Small Cap Fund                 $ 6,887,209   $6,548,966
-------------------------------------------------------
Large Cap Fund                 $ 3,716,444   $4,459,860
-------------------------------------------------------
Bank & Fianancial Fund         $ 5,028,113   $7,116,321
-------------------------------------------------------
Short Term Fixed Income Fund   $ 5,340,612   $2,735,185
-------------------------------------------------------
Strategic Income Fund          $30,600,147   $9,508,613
-------------------------------------------------------

Investment Advisory Fees and Other Transactions with Affiliates

The Focus Fund,Small Cap Fund,Large Cap Fund,Fixed Income Fund and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management,Inc.("DHCMI") under management agreements that provide for fees to be paid at an annual rate of 0.90%,0.80%,0.70%,0.30%,and 0.50% of the Funds' average daily net assets,respectively.The Bank & Financial Fund receives investment management and advisory services from Diamond Hill Securities,Inc.("DHSI") under a management agreement that provides for fees to be paid at an annual rate of 1.00% of the Fund's average daily net assets.The advisory agreements are subject to an annual approval by the Board. In addition,each Fund has entered into an administrative services agreement whereby DHCMI is paid a fee at an annual rate of 0.45% of the Funds' average daily net assets.These administrative fees are used to pay most of the Funds' operating expenses except dis-tribution, shareholder servicing, brokerage, taxes, interest, fees, dividend expense on securities sold short and expenses of non-interested person trustees and extraordinary expenses. For the year ended December 31,2003,the investment advisers reimbursed $2,000 of trustee expenses on behalf of each of the Focus Fund,Small Cap Fund,Large Cap Fund,Bank & Financial Fund,Fixed Income Fund,and the Strategic Income Fund and will not seek reimbursement from the Funds.

--------------------------------------------------------------------------------
Page 44                       Diamond Hill Funds Annual Report December 31, 2003

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                                December 31,2003

DHSI is a wholly-owned subsidiary of DHCMI, which is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. DHSI is a full service NASD Broker-Dealer and Registered Investment Adviser. For the year ended December 31, 2003, DHSI did not receive any commissions from brokerage fees on executions of purchases and sales of the Funds' portfolio investments.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the "Plans"). Under the Plans, Class A shares pay quarterly a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay quarterly a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. These fees, which totaled $241,364 for the year ended December 31,2003, compensate DHSI (the "Distributor") for the services it provides and for expenses borne by the Distributor under the Plans.

For the year ended December 31,2003, the Distributor received $4,822, $4,114, $ 1,563, $3,224, $66, and $ 15,455 in sales commissions from the sales of Class A shares of the Focus Fund, Small Cap Fund, Large Cap Fund, Bank & Financial Fund, Short Term Fixed Income Fund, and Strategic Fund, respectively. The distributor also received $3,083, $3,342, $526, $546, and $1,314 of contingent deferred sales charges relating to redemptions of Class C shares of the Focus Fund, Small Cap Fund, Large Cap Fund, Bank & Financial Fund, and Strategic Fund, respectively.

DHCMI has an agreement with Integrated Fund Services, Inc. "IFS" to provide sub-transfer agent, sub-fund accounting, and sub-administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Trust's arrangement with the custodian and assistance in the preparation of the Trust's registration statement under federal and state laws. IFS is paid directly by DHCMI under terms of the sub-administrative services agreements.

Federal Tax Information

The U.S. Federal income tax basis of the Funds' investments may differ from cost for financial reporting purposes. These differences are due to losses recognized for financial reporting purposes in excess of U.S. Federal income tax reporting. As of December 31,2003, the aggregate total cost of investments for U.S. Federal income tax purposes,gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) were as follows:

The tax character of distributions paid during 2002 and 2001 was as follows:

                              Focus Fund     Small Cap Fund
                             -------------------------------
                             2003   2002     2003      2002
                             ----   ----   -------   -------
Distributions paid from:
   Ordinary income            $--    $--   $98,800   $18,475
   Long-term capital gains     --     --        --        --
                             -------------------------------
Total distributions           $--    $--   $98,800   $18,475
                             ===============================

                               Large Cap Fund     Bank & Financial Fund
                             -------------------------------------------
                               2003      2002       2003         2002
                             -------   -------   ----------   ----------
Distributions paid from:
   Ordinary income           $26,642   $44,299   $   39,852   $   23,321
   Long-term capital gains        --        --      985,424    1,518,162
                             -------------------------------------------
Total distributions          $26,642   $44,299   $1,025,276   $1,541,483
                             ===========================================

                                  Short Term           Strategic
                              Fixed Income Fund       Income Fund
                             ---------------------------------------
                               2003       2002      2003       2002
                             --------   -------   --------   -------
Distributions paid from:
   Ordinary income           $115,975   $51,622   $709,531   $28,379
   Long-term gains                 --        --         --        --
                             ---------------------------------------
Total distributions          $115,975   $51,622   $709,531   $28,379
                             =======================================

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 45

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                                December 31,2003

The following information is computed on a tax basis for each item as of December 31,2003:

                                                Focus         Small         Large
                                                 Fund        Cap Fund     Cap Fund
                                             --------------------------------------
Federal tax cost                             $27,125,531   $13,801,652   $5,837,599
                                             ======================================
Gross unrealized appreciation                $ 4,724,007   $ 5,170,099   $1,478,980
Gross unrealized depreciation                 (2,155,217)     (108,558)     (25,815)
                                             --------------------------------------
Net unrealized appreciation (depreciation)     2,568,790     5,061,541    1,453,165
Post-October losses                               (1,083)           --           --
Capital loss carryforwards                      (214,697)     (146,303)    (425,956)
                                             --------------------------------------
Total accumulated earnings (deficit)         $ 2,353,010   $ 4,915,238   $1,027,209
                                             ======================================

                                                           Short Term
                                                Bank &        Fixed      Strategic
                                              Financial      Income        Income
                                                 Fund         Fund          Fund
                                             --------------------------------------
Federal tax cost                             $10,094,384   $5,959,641   $24,912,685
                                             ======================================
Gross unrealized appreciation                $  3445,617   $   31,970   $   969,921
Gross unrealized depreciation                    (14,054)     (18,803)      (65,049)
                                             --------------------------------------
Net unrealized appreciation (depreciation)     3,431,563       13,167       904,872
Undistributed ordinary income                     89,295           --       354,087
Undistributed long-term gains                    363,987           --            --
Post-October losses                                   --      (12,861)           --
Capital loss carryforwards                            --       (7,370)           --
                                             --------------------------------------
Total accumulated earnings (deficit)         $ 3,884,845   $   (7,064)  $ 1,258,959
                                             ======================================

As of December 31,2003, the Funds had the following capital loss carryforwards for federal income tax purposes:

Fund                            Amount    Expires December 31,
--------------------------------------------------------------
Focus Fund                     $154,656           2009
                                 60,041           2010
                               --------
                               $214,697
                               ========

Small Cap Fund                 $146,303           2011
                               --------

Large Cap Fund                 $418,960           2010
                                  6,996           2011
                               --------
                               $425,956
                               ========

Short Term Fixed Income Fund   $  2,710           2010
                                  4,660           2011
                               --------
                               $  7,370
                               ========

--------------------------------------------------------------------------------
Page 46                       Diamond Hill Funds Annual Report December 31, 2003

                               Diamond Hill Funds

Report of Independent Auditors

To the Shareholders and the Board of Trustees of the Diamond Hill Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds (comprising, respectively, the Diamond Hill Bank and Financial Fund, Diamond Hill Focus Fund, Diamond Hill Large Cap Fund, Diamond Hill Short Term Fixed Income Fund, Diamond Hill Small Cap Fund, and Diamond Hill Strategic Income Fund) (collectively, "the Funds") as of December 31, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights presented herein for each of the respective periods ended December 31, 2002 were audited by other auditors whose reports dated January 17, 2003 and March 20, 2001 expressed unqualified opinions on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluation the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Funds at December, 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year then ended in conformity with accounting principals generally accepted in the United States.

                                                 /s/ Ernst & Young LLP


Cincinnati, Ohio
February 2, 2004

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                       Page 47

                               Diamond Hill Funds

CHANGE IN INDEPENDENT AUDITOR (Unaudited)

On November 20, 2003, Crowe, Chizek and Company LLP resigned as independent auditor of the Diamond Hill Trust (the Trust), and Ernst & Young LLP (Ernst & Young) was selected as the Trust's new independent auditor. The Trust's selection of Ernst & Young as independent auditor was approved by the Trust's Board of Trustees. Crowe, Chizek and Company's reports on the Trust's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not modified or qualified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Crowe, Chizek and Company's resignation, there were no disagreements between the Trust and Crowe, Chizek and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe, Chizek and Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.



--------------------------------------------------------------------------------
Page 48                       Diamond Hill Funds Annual Report December 31, 2003

                               Diamond Hill Funds

Management of the Trust (Unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Diamond Hill Funds (the "Trust".)

INTERESTED TRUSTEES:

-------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                       Portfolios in   Other Trusteeships
          Name/           Position(s)   Term of Office/2/                               Fund Complex    Held by Trustee
        Address/           Held with     and Length of      Principal Occupation(s)     Overseen by     Outside the Fund
          Age                Trust        Time Served         During Last 5 Years         Trustee            Complex
-------------------------------------------------------------------------------------------------------------------------
William P.Zox,CFA/2/        Trustee     Since August 2000   Investment Analyst with          6
375 North Front Street,                                     Diamond Hill Capital
Suite 300                                                   Management,Inc., since
Columbus,Ohio 43215                                         January 2001. Partner
Year of Birth: 1967                                         with Schottenstein,Zox
                                                            and Dunn Co., LPA, a law
                                                            firm, January 2000 to
                                                            December 2000.
-------------------------------------------------------------------------------------------------------------------------

/1/ Each Trustee is elected to serve in accordance with the Articles of Incorporation and Bylaws of the Trust until his or her successor is duly elected and qualified.

/2/ Mr. Zox is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Diamond Hill Capital Management, Inc.

DISINTERESTED TRUSTEES:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                       Portfolios in        Other Trusteeships
          Name/           Position(s)    Term of Office/1/                              Fund Complex          Held by Trustee
        Address/           Held with       and Length of     Principal Occupation(s)    Overseen by          Outside the Fund
          Age                Trust          Time Served        During Last 5 Years        Trustee                 Complex
-----------------------------------------------------------------------------------------------------------------------------------
John M. Bobb                Trustee     Since October 1997   Director of Headwaters          6         N/A
375 North Front Street,                                      Group, a fine arts
Suite 300                                                    consulting agency,1994
Columbus, Ohio 43215                                         to the present.
Year of Birth: 1941

George A. Skestos           Trustee     Since August 2000    President of Homewood           6         Director of the Midland Life
375 North Front Street,                                      Corp., a real estate                      Insurance Co.
Suite 300                                                    development firm, 1999
Columbus,Ohio 43215                                          to the present.
Year of Birth: 1968

Archie M. Griffin           Trustee     Since June 2001      President and CEO of            6         Director of Abercrombie &
375 North Front Street,                                      The Ohio State Alumni                     Fitch. Director of Motorists
Suite 300                                                    Association, Inc.,2004.                   Insurance. Director of the
Columbus, Ohio 43215                                         Associate Director of                     Ohio Auto Club.
Year of Birth: 1954                                          Athletics at The Ohio
                                                             State University, 1994
                                                             to 2003.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Each Trustee is elected to serve in accordance with the Articles of Incorporation and Bylaws of the Trust until his or her successor is duly elected and qualified.

PRINCIPAL OFFICERS:

--------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                        Portfolios in   Other Trusteeships
          Name/           Position(s)    Term of Office/2/                               Fund Complex    Held by Trustee
        Address/           Held with      and Length of       Principal Occupation(s)    Overseen by     Outside the Fund
          Age                Trust         Time Served          During Last 5 Years        Trustee           Complex
--------------------------------------------------------------------------------------------------------------------------
James F.Laird,Jr./2/      President,    President Since May   Chief Financial               N/A                N/A
375 North Front Street,   Treasurer     2003; Treasurer       Officer of Diamond
Suite 300                 and           and Secretary Since   Hill Investment
Columbus, Ohio 43215      Secretary     December              Group, Inc., since
Year of Birth: 1957                     2001                  December 2001.
                                                              President of Diamond
                                                              Hill Securities since
                                                              July 2001. Vice
                                                              President Corporate
                                                              Strategy with
                                                              Nationwide Insurance
                                                              from January 2001 to
                                                              July 2001. Senior Vice
                                                              President Product
                                                              Development with
                                                              Villanova Capital
                                                              from February 1999
                                                              through December
                                                              2000.
--------------------------------------------------------------------------------------------------------------------------

/1/ Each Trustee is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Trust until his or her successor is duly elected and qualified.

/2/ Mr. Laird is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Diamond Hill Investment Group, Inc. and with Diamond Hill Securities.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-226-5595.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2003                      Page 49

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------
Page 50                    Diamond Hill Funds Annual Report December 31, 2003

[GRAPHIC]
                                           [LOGO]
                                           Diamond Hill Funds

                                             375 North Front Street, Suite 300
                                                    Columbus, Ohio 43215
                                                        614.255.3333
                                                    www.diamond-hill.com

                                                    INVESTMENT ADVISERS:
                                           Diamond Hill Capital Management, Inc.
                                               Diamond Hill Securities, Inc.

                                                        DISTRIBUTOR
                                                Diamond Hill Securities, Inc.

                                                      FOR ADDITIONAL
                                                     INFORMATION CALL:

                                               Integrated Fund Services, Inc.
                                                        888.226.5595

This report must be preceded or accompanied by the Fund's prospectus, which contains facts concerning its objectives and policies, management fees, expenses and other information.The Statement of Additional Information (SAI) includes supplementary information about the Fund's trustees and is available, without charge, upon request by calling (614)255-3333.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Trustees determined that no member of the Audit Committee was qualified to be considered an audit committee financial expert

Item 4.  Principal Accountant Fees and Services.

                     December 31,   December 31,
                         2003           2002
Audit Fees           $     50,000   $     40,000
Audit-Related Fees              0              0
Tax Fees                    7,500          3,000
All Other Fees                  0              0

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Reserved.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End
         Funds.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics identified in Item 2 of Form N-CSR are filed herewith.

(a)(2) Certifications required by Item 10(a) of Form N-CSR are filed herewith.

(b)    Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Funds


By (Signature and Title)

/s/ James F. Laird, Jr.
----------------------------------------
James F. Laird, Jr.
President

Date: March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)

/s/ James F. Laird, Jr.
----------------------------------------
James F. Laird, Jr.
President

Date:  March 8, 2004


By (Signature and Title)

/s/ James F. Laird, Jr.
----------------------------------------
James F. Laird, Jr.
Treasurer and Chief Financial Officer

Date: March 8, 2004